TASK ORDER COVER PAGE TASK ORDER No.: R1MA-P2-OFS-90-K200 REVISION No. 0 Project Name: SMR Romania Project Romania Copyright © 2021 Contract Management Page 1 of 1 Contractor Company TASK ORDER to MASTER SERVICES AGREEMENT T TASK ORDER No. R1MA-P2-OFS-90-K200 ( “ ” ) for the of in connection with the Project (“Project”) into on the 30th September No. C1-1220-73352 25 2021 (“MSA” or “Agreement”). C1-1220-73352 R1MA-P2-OFS-90-K200 - . : $[**] 30th of September The following documents are hereby incorporated into this Task Order: – – Contract/ -P2-OFS-90-K200 Attachments: Refer to -P2-OFS-90-K200 Exhibits: Refer to -P2-OFS-90-K200 Appendices: Refer to -P2-OFS-90-K200 CERTAIN IDENTIFIED INFORMATION, MARKED BY [**], HAS BEEN EXCLUDED FROM THIS AGREEMENT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FLUOR

CONTRACT SIGNATURE DOCUMENT
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0

Client Name: RoPower Nuclear S.A.
Project Name: SMR Romania Project
Project Location: Doicești, Romania

THIS CONTRACT IS entered into, effective as of the 30th of September 2024, by and between **Fluor Transworld Services, Inc.** (hereinafter referred to as "Company"), whose address is:

6700 Las Colinas Blvd.
Irving, Texas 75039

and **NuScale Power OVS LLC** (a Delaware LLC) (hereinafter referred to as "Supplier" or "Contractor"), whose address is:

1100 NE Circle Blvd. #200
Corvalis, OR 97330

Hereinafter, both Company and Contractor referred to individually as "Party" or collectively as "Parties".

In consideration of the agreements herein contained, the Parties hereto contract and agree as follows:

Article 1.0 CONTRACT DOCUMENTS. This Contract and agreement shall consist of this Signature Document and the following documents, and the attachments, exhibits, drawings, specifications and documents referred to therein, all of which by this reference are incorporated herein and made a part of this Contract.

PART I – SCOPE OF WORK
PART II – COMMERCIAL TERMS
PART IV – PRIME CONTRACT FLOWDOWNS AND SPECIAL TERMS *
MSA No.: C1-1220-73352 (including Amendments, if any) *

Said Contract sets forth the entire Contract and agreement between the Parties pertaining to said Work and supersedes all inquiries, proposals, agreements, negotiations and commitments, whether written or oral, prior to the date of execution of this Contract, pertaining to said Work or this Contract. The provisions of this Contract may be changed only by a written agreement executed by the Parties to this Contract. Trade custom and trade usage are superseded by this Contract and shall not be applicable in the interpretation of performance of this Contract.

Article 2.0 PRECEDENCE. In cases of express conflict between Parts of the Contract, attachments, exhibits, drawings and specifications, the order of precedence shall be as follows:

- Task Order Cover Page
- Contract Signature Document
- Part IV – Prime Contract Flowdowns and Special Terms
- Part II – Commercial Terms, Rev. 0
- Part I – Scope of Work, Rev. 0

Form 000.430.F0110 (Revision Date: 04May2020)
Copyright © 2020, Fluor Corporation. All Rights Reserved.
Contract Management
Page 1 of 3

Contractor Company

* Non-material schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

CONTRACT SIGNATURE DOCUMENT Contract No.: R1MA-P2-OFS-90-K200 Client Name: RoPower Nuclear S.A. Rev. No.: 0 Project Name: SMR Romania Project Project Location: Form 000.430.F0110 (Revision Date: 04May2020) Contract Management Copyright © 2020 Page 2 of 3 _________ _________ Contractor Company – Attachments Drawings Specifications – MSA No.: No.: C1-1220- Master Services Agreement (MSA) No.: C1-1220- Contractor shall the Parties shall mutually agree on resolution of the conflict. Article 3.0 SCOPE OF WORK. : (FEED) Services to support Phase 2 FEED for a VOYGR -6 Nuclear Power Generation RoPower Nuclear S.A. ) “Project Site”) . Article 4.0 CONTRACT PRICE. Contractor's full this Contract shall be as set forth in . Article 5.0 SCHEDULE. about 30-September-2024 not later than 22-September- . Article 6.0 COMMUNICATIONS. All communications pursuant to or in connection with as set forth below: Contractual Notices. Party the Party or email. Emails (3) Chief Officer Project Director.

FLUOR®

CONTRACT SIGNATURE DOCUMENT
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0

Client Name: RoPower Nuclear S.A.
Project Name: SMR Romania Project
Project Location: Doicești, Romania

Corvalis, OR 97330

Gerard Goldner, Project Director
Office: +1 541-452-7973
Mobile: +1 541-602-7281
Email: GGoldner@Nuscalepower.com

Contractual notices to Company shall be addressed to Company's Project Office Address set forth herein and marked Attn.: Eddie Ender, Project Contracts Manager.

Company's Project Office Address:

Three Eldridge Place
737 N Eldridge Pkwy
Houston, Texas 77079

Eddie Ender, Project Contracts Manager
Mobile: +1-713-829-5313
Email: Eddie.Ender@fluor.com

Article 7.0 CAPTIONS. Titles and captions used in this Contract are for convenience only and shall not be used in the interpretation of any of the provisions of this Contract.

IN WITNESS WHEREOF, the Parties hereto have executed this Contract on the day and year below written, but effective as of the day and year first set forth above.

NuScale Power OVS LLC	Fluor Transworld Services, Inc.
By ____________	**By** ____________
Sign Name	Sign Name
John Hopkins	Brian Steffek
Typed or Printed Name	Typed or Printed Name
Title Chief Executive Officer	**Title** Director, Supply Chain (PPCM)
Date e-Signed	**Date** e-Signed

Form 000.430.F0110 (Revision Date: 04May2020)
Copyright © 2020, Fluor Corporation. All Rights Reserved.
Contract Management
Page 3 of 3

______ Contractor ______ Company

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 1 of 49 Contractor Company RoPower Nuclear S.A. (RoPower) Scope of Work for Licensor Support for Front End Engineering and Design (FEED) 0 30-Sep-2024 Issue for RFP (FNTP Contract) Michael Lundin Derek Reed Revision Date Revision Description Prepared By Approved By

FLUOR®

Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

PART I – SCOPE OF WORK
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0
30Sep2024

INDEX OF ARTICLES

ARTICLE	DESCRIPTION	PAGE
1.0	DESCRIPTION OF WORK – GENERAL	3
2.0	SPECIFICATIONS, DRAWINGS, ATTACHMENTS, AND EXHIBITS	10
3.0	SCOPE OF FACILITIES	10
4.0	SCOPE OF SERVICES	16
5.0	OVERVIEW OF OTHER ACTIVITIES	28
6.0	QUALITY ASSURANCE PROGRAM REQUIREMENTS	29
7.0	CONTRACTOR RESPONSIBILITIES	33
8.0	PROJECT PROCEDURAL REQUIREMENTS	35
9.0	SPECIFICATIONS, STANDARDS AND TEMPLATES	47
10.0	EXECUTIVE SPONSOR	49

Form 000.430.F0115 (Revision Date: 17Apr2020)
Copyright © 2020, Fluor Corporation. All Rights Reserved.
Contract Management
Page 2 of 49

Contractor Company

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 3 of 49 Contractor Company 1.0 DESCRIPTION OF WORK – GENERAL 1.1 Introduction Except as otherwise expressly provided herein, CONTRACTOR shall supply all adequate and competent labor, supervision, services, and each and every item of expense necessary to support COMPANY to achieve the Project Objectives established for FEED Phase 2, where applicable to this SCOPE OF WORK, which are summarized along with associated major activities further described within this document, as follows: A – Site-specific Preliminary Design Completion Supporting gap analyses between US460 design basis and IAEA/SSG- 30/Romanian design requirements (Design, Quality) and between NuScale’s US460 Certified Design & SDAA and CNCAN licensing requirements (Licensing, Quality). CONTRACTOR development of site-specific (DOI460) engineering and design deliverables associated with CONTRACTOR Facility Scope. Supporting COMPANY and its Subcontractor’s design development activities through provision of DOI460 Nuclear Island (NI) and Balance of Site information, including seismic analysis of NI Buildings and other analyses prompted by site- specific conditions that differ from US460. NuScale will require full design inputs and approved methodologies (based on Romanian regulations) prior to re- performing analyses for safety-related design and nuclear licensing. B – Class 3 Project Cost Estimate (C3 PCE) Completion Supporting COMPANY C3 PCE development by providing technical and cost inputs for CONTRACTOR’s scope. Supporting COMPANY EPC Project Schedule development. C – Development of Site License Application and EURATOM Notification Supporting development and updating Permitting and Regulatory Plan and associated schedule, including agreed-upon division of responsibilities (DOR) for nuclear licensing. Supporting development of the Initial Safety Analysis Report (ISAR), and associated activities, based on NuScale’s US460 Certified Design & SDAA. Supporting development of EURATOM Notification through provision of Information Package Part 3. D – Support Construction (CU, PUZ, Early Construction Facility Authorization) CONTRACTOR has no specific deliverable for this Objective. Contractor to provide general support for this Objective, as COMPANY anticipates that deliverables already defined within this scope will provide the needed information.

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 4 of 49 Contractor Company E – Environmental Impact Assessment (EIA) Supporting development through review of COMPANY generated EIA content. NuScale will review only with regard to interface to NuScale’s scope of supply. F – Site Characterization Supporting development through review of site-specific data that results from this COMPANY activity at the . NuScale will support definition and review of inputs provided by Company’s Subcontractor. G – HG907/2016 Requirements CONTRACTOR has no specific deliverable requirements for this Objective, as COMPANY anticipates that deliverables already defined within this scope will provide the needed information. However, COMPANY may request CONTRACTOR review of content being submitted that would be pertinent to CONTRACTOR scope. H – Operation Readiness Generating information to support OWNER Operations Readiness Planning activities such as reports for outlining Licensed Operator Training requirements, Start-up and Commissioning, and Operations and Maintenance requirements. I - Plant Performance Guarantee Philosophy. CONTRACTOR shall provide the information needed to COMPANY to allow for the completion of the Plant Performance Guarantee Philosophy document. CONTRACTOR and COMPANY to reach mutual agreement on a division of responsibility for this document. The purpose of the Overall Performance Guarantee Philosophy/Plan (document owned by Fluor) is to describe the division of responsibilities and guarantees that the CONTRACTOR and COMPANY will be able to support during the EPC phase of the R1MA Project, continent upon mutual agreement between R1MA, NuScale and Fluor. At the end of PHASE 2, the issued document will be an agreement of the principles of what is guaranteed and upon which specific condition(s) the guarantee(s) are valid. The issued document will address corrections to the as- tested values to correct them to the guaranteed conditions basis for the performance guarantee(s). Additionally, this document serves the purpose to define the process used to develop guarantee value(s) (during the EPC phase) and the risk mitigation aspects that potentially need to happen as execution progresses to address NuScale and/or Fluor performance guarantee risks.

FLUOR®

Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

PART I – SCOPE OF WORK
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0
30Sep2024

Fluor will not wrap NuScale performance. As a result of this, separate performance guarantees from NuScale and Fluor will be developed with the Owner responsible for the aggregation of each entity's guarantee into an overall plant guarantee. To provide the project the best opportunity for success the expectation is that alignment between the Fluor and NuScale guarantee interface(s) gaps are eliminated or minimized to the greatest extent practical.

During R1MA Phase 2 it is expected for NuScale to provide support to the initial workshop with RoPower to identify client requirements, including performance guarantee requirements. A level of effort will be required to support the completion of action items, and additional meetings for clarification.

COMPANY has the lead for development of the philosophy; however contractor will prepare detailed input of its section.

CONTRACTOR will also support preparatory activities for the next phase following FEED Ph2 through submittal of proposals for "FEED to EPC Bridging" and "EPC Pre-FNTP (detailed design and procurement)".

The work is part of FEED Phase 2 (FEED Ph2) of the VOYGR™-6 nuclear power generation facility (the "Work") at the Doiceşti Power Station site in Romania (the "Project") for the benefit of RoPower Nuclear S.A. ("Owner") and Societatea Nataionala Nuclearelectrica S.A. (SNN) (the "Licensee"). The Work, as it applies to the CONTRACTOR is further defined within this document.

The Project is based on NuScale VOYGR™-6 "Starter Kit 1" (S1KT) which includes Standard Plant Design.

This SCOPE OF WORK contains basic design requirements for the PROJECT together with instructions, standards, procedures, and other requirements for the execution of the WORK to be performed by CONTRACTOR for the realization of the PROJECT. CONTRACTOR shall not deviate from the SCOPE OF WORK without prior APPROVAL from COMPANY.

The primary objectives of this SCOPE OF WORK are:

- To provide comprehensive information and instructions to CONTRACTOR for executing the WORK in FEED Ph2.
- To serve as a firm and agreed basis for the implementation of the PROJECT by CONTRACTOR, enabling COMPANY to monitor the progress and performance of CONTRACTOR during the various phases of project execution.

The SCOPE OF WORK is the basis from which CONTRACTOR is obliged to develop the FEED Ph2 of the PLANT. The LICENSOR Standard Plant Design (SPD), and LICENSOR Pre-FEED design as applicable, should be utilized as a basis for the design and is already

Form 000.430.F0115 (Revision Date: 17Apr2020)
Copyright © 2020, Fluor Corporation. All Rights Reserved.
Contract Management
Page 5 of 49

Contractor Company

FLUOR

PART I – SCOPE OF WORK
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0
30Sep2024

Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

available to CONTRACTOR for the CONTRACTOR's FEED Ph2 development. Certain development of data provided in the SCOPE OF WORK is required as part of CONTRACTOR's scope. Refer to Article 4.0 for details.

Only limited information is available to determine modifications or additional analysis necessary to meet local codes, standards, and European and Romanian regulations, therefore CONTRACTOR must determine assumptions required regarding the level of scope and complexity for changes from the LICENSOR SPD that may be necessary to meet Romanian deployment, including design changes for metrication, electrical voltage, and frequency, as well as confirming conformance to local codes, standards, and European and Romanian regulations.

1.2 Location

The PLANT is to be constructed on a site at Doiceşti, located near Târgovişte, Romania, where a previous coal fired power plant was demolished, and the site leveled without requiring further remediation.

1.3 Definitions

The definitions set forth in the Instructions to Bidders and Signature Document shall apply to this SCOPE OF WORK and are given in capital letters where the defined meaning is intended. Listed in Section 1.6 are further terms defined for use in this SCOPE OF WORK which are supplementary to those given elsewhere in the Contract.

1.4 Project Description

This SCOPE OF WORK supports basic design development, estimating, planning and licensing activities to achieve the objectives stated above that are essential elements to execution of future phases that eventually lead to full implementation and subsequent operation of a NuScale VOYGR™-6 nuclear power generation facility at the Doiceşti Power Station site in Romania that will have a nominal electrical generation capacity of 460-MW.

1.5 Project Execution

CONTRACTOR shall commence performance of the WORK and shall complete the WORK in accordance with the dates shown in Exhibit One Summary Schedule.

The services shall be performed at CONTRACTOR office locations, which may include "remote workers", within the United States of America. If execution of the work is in more than one location, CONTRACTOR shall ensure consistency of approach and coordination between each location.

Form 000.430.F0115 (Revision Date: 17Apr2020)
Copyright © 2020, Fluor Corporation. All Rights Reserved.
Contract Management
Page 6 of 49

Contractor Company

FLUOR®

Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

PART I – SCOPE OF WORK
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0
30Sep2024

1.6 Definitions and Abbreviations

1.6.1 General Definitions

"Company" shall mean Fluor Transworld Services, Inc.

"Contractor" shall mean NuScale Power OVS LLC which is also the Licensor.

"FEED" shall mean Front End Engineering Design, which is the project phase prior to Detail Design. The FEED phase executes preliminary design to an extent intended to minimize risk of substantial rework or total installed cost escalation. Unless indicated otherwise, all references to FEED in this document are intended for phase 2 which is the subject of this scope of work.

"Owner" shall mean RoPower Nuclear S.A.

"Licensor" shall mean Small Modular Reactor Licensor NuScale Power Corporation, and it subsidiary companies applicable to the Work. The Licensor in this SOW is also the CONTRACTOR

"Licensee" shall mean SN "Nuclearelectrica" S.A. (SNN), which will apply to the Romanian nuclear regulator / National Commission for Nuclear Activities Control – Comisia Naţională pentru Controlul Activităţilor Nucleare (CNCAN) for a specific license to construct and operate the facility.

"Nuclear Island Designer" shall mean Sargent & Lundy, LLC

"Nuclear Technology" shall mean the controlled use of nuclear fission to generate steam. Nuclear energy is produced by a controlled nuclear chain reaction within the reactor vessel which in turn creates heat which is used to boil water and produce steam. The key elements of the nuclear technology include (a) the reactor system, specifically (i) items within or attached directly to the reactor vessel, (ii) equipment which directly controls the level of power in the core, and (iii) components which normally contain or come in direct contact with or control the primary coolant of the reactor core as illustrated by 10CFR110, Appendix A; and (b) the containment system, specifically (i) the containment vessel; (ii) associated isolation components; and (iii) isolation controls. Such key elements are typically contained within or interface directly with the NuScale Power Module (NPM) boundary. The systems and components of these key elements are deemed part of Nuclear Technology.

"Plant" shall mean the nuclear power electrical generation facility consisting of systems, structures, and components within defined Battery Limits (i.e. inside Battery Limits) required to carry out the generation of electric power.

"Project" shall mean Small Modular Reactor (SMR) Romania Project including Nuclear Island FEED Phase 2 to support the VOYGR™-6 nuclear power generation facility at the Doiceşti Power Station site.

Form 000.430.F0115 (Revision Date: 17Apr2020)
Copyright © 2020, Fluor Corporation. All Rights Reserved.
Contract Management
Page 7 of 49

Contractor Company

FLUOR

Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

PART I – SCOPE OF WORK
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0
30Sep2024

"Pre-FEED" shall mean the previously developed United States site-specific based design by LICENSOR and its Contractors, which resulted in "S1KT".

"Scope of Work" or **"Work"** shall mean scope of services and scope of facilities to be performed by CONTRACTOR as described within this document to complete FEED Phase 2.

"Site" shall mean the Project location at Doiceşti**.**

"Starter Kit One (S1KT)" – Shall generally mean the set of documents that make up Standard Plant Design plus CFPP Pre-FEED. Access to all information is governed by the terms of the Technology License Agreement once executed between CONTRACTOR and OWNER.

1.6.2 Abbreviations

AACE	Association for the Advancement of Cost Engineering International
BEDD	Basic Engineering Design Data
BLIT	Battery Limit Interface Table
CBA	Cost Benefit Analysis
CFR	Code of Federal Regulations
CNCAN	Comisia Naţională pentru Controlul Activităţilor Nucleare
DCS	Distributed Control System
EIA	Environmental Impact Assessment
EPC	Engineering, Procurement and Construction
EPMS	Electrical Power Management System
FEED	Front End Engineering Design (FEED phase 2 for this SOW)
FMEA	Failure Mode and Effects Analysis
FD	Fire Detection System
FP	Fire Protection System
GAs	General Arrangement Drawings
HELB	High Energy Line Break
HSE	Health, Safety, and Environmental
IBC	International Building Code
IFD	Issued for Design
LLI	Long Lead Items
MCC	Motor Control Center

Form 000.430.F0115 (Revision Date: 17Apr2020)
Copyright © 2020, Fluor Corporation. All Rights Reserved.
Contract Management
Page 8 of 49

Contractor Company

FLUOR

PART I – SCOPE OF WORK
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0
30Sep2024

Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

MDMT	Minimum Design Metal Temperature
MMS	Machine Monitoring System
MSDS	Material Safety Data Sheet
MST	Material Selection Table
MTO	Material Take-Off
NDE	Non-destructive Examination
NFPA	National Fire Protection Association
NPM	NuScale Power Module
P&ID	Piping & Instrumentation Diagram
Ph2	Phase 2
PLE	Piping/ Plant Layout Engineer
PLC	Programmable Logic Controller
PMT	Project Management Team
RV	Relief Valve
QA	Quality Assurance
QC	Quality Control
QAM	Quality Assurance Manual
RFQ	Request for Quotation
ROPOWER	RoPower Nuclear S.A.
S1KT	Starter Kit 1
SA	Safety Analysis
SDD	System Design Description
SDS	System Design Specification
SOW	Scope of Work
SPD	Standard Plant Design
SNN	Societatea Nationala "Nuclearelectrica" S.A.
SSC	Structures, Systems and Components
UPS	Uninterruptible Power Supplies
WBS	Work Breakdown Structure

Form 000.430.F0115 (Revision Date: 17Apr2020)
Copyright © 2020, Fluor Corporation. All Rights Reserved.
Contract Management
Page 9 of 49

Contractor Company

FLUOR®

Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

PART I – SCOPE OF WORK
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0
30Sep2024

2.0 SPECIFICATIONS, DRAWINGS, ATTACHMENTS, AND EXHIBITS

2.1 Specifications – Not Used

2.2 Drawings – Not Used

2.3 Attachments

Attachment No.	Form Rev.	Title
* Attachment A		Not Used
* Attachment B	16 Jan 20	Administrative Procedure (000.430.F0171)
* Attachment C-F		Not Used
* Attachment G	16 Dec 22	Project Controls and Reporting (000.300.F0177A)
* Attachment H-L		Not Used

2.4 Exhibits

Exhibit No.	Rev.	Rev. Date	Title
* Exhibit One	00	30 Sep 24	Contract Milestone Schedule (000.430.F0188)
* Exhibit Two	0	17 Jun 24	Supplier Drawing and Data Commitment Form and Specification (Specification FL-R1MA-1A-00-200-SPC-0000-0001, Rev. C, dated 29-Aug-2024)
* Exhibit Three			Not Used
* Exhibit Four	0	30-Sep-24	Review Table and Specifications, Standards and Templates List
* Exhibit Five	0	26-Sep-24	Deliverables List/Master Document Register (MDR)
* Exhibit Six	0	30-Sep-24	Technical Clarifications and Exclusions List

2.5 Manufacturer's Instructions – Not Used

3.0 SCOPE OF FACILITIES

The new-build Small Modular Reactor (SMR) Nuclear Facility will be implemented on an existing demolished site. The below table outlines CONTRACTOR FEED Phase 2 specific Facility Scope, followed by a summary outline of the whole facility scope. CONTRACTOR FEED Ph2 Systems are within the Reactor Building (RXB) of the Nuclear Island (NI) portion of the facility.

Form 000.430.F0115 (Revision Date: 17Apr2020)
Copyright © 2020, Fluor Corporation. All Rights Reserved.

Contract Management
Page 10 of 49

Contractor Company

* Non-material schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

FLUOR®

Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

PART I – SCOPE OF WORK
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0
30Sep2024

System No.	System Acronym	System Name	Brief Description
A010	NPM	NuScale Power Module	The collection of systems, sub-systems, and components that together constitute a modularized, movable, nuclear steam supply system (NSSS). The NPM is composed of a reactor core, a pressurizer, and two steam generators integrated within the reactor pressure vessel (RPV) and housed in a compact steel containment vessel (CNV).
A011	RPV	Reactor Pressure Vessel	Major component in the RXS.
A012	PZR	Pressurizer	The pressurizer is a subsystem of the RCS used to provide surge volume for the RCS and to provide a means to control RCS pressure.
A013	CNTS	Containment System	System to contain the energy associated with loss of coolant and secondary line break accidents and prevents the release of post-accident radioactive nuclides.
A014	SGS	Steam Generator	Major component of the RCS used to transfer energy for the RCS by boiling water in tubes to produce steam.
A020	RXS	Reactor System	Thermal power generation and associated fuels, controls, monitoring, and internal support systems.
A021	RXC	Reactor Core System	Reactor core consisting of subsystems including reactor fuel assemblies (RXF), control rod assemblies (CRA), neutron source assemblies (NSA), and in-core instruments (ICI).
A022	CRDS	Control Rod Drive System	Control rod drive motor and control rod drive shafts used to lift/insert the control rod assemblies from the reactor core. Also includes instrumentation to provide rod position indication information.
A023	RVI	Reactor Vessel Internals	Mechanical and support structures and equipment within reactor vessel.
A025	RXF	Reactor Fuel Assembly	Reactor fuel assemblies are a subsystem of the reactor core (RXC) and includes the fuel assembly, nozzles, guide tube, spacers, fuel rods, etc.

Form 000.430.F0115 (Revision Date: 17Apr2020)
Copyright © 2020, Fluor Corporation. All Rights Reserved.
Contract Management
Page 11 of 49

Contractor Company

FLUOR

Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

PART I – SCOPE OF WORK
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0
30Sep2024

System No.	System Acronym	System Name	Brief Description
A026	CRA	Control Rod Assembly	Control rod assemblies are a subsystem of the reactor core and includes the housing, cladding tubes, absorber, etc.
A027	NSA	Neutron Source Assembly	Neutron source assemblies are a subsystem of the reactor core and includes source rodlets, cladding tubes, housing, etc.
A030	RCS	Reactor Coolant System	The reactor coolant system cools and moderates the reactor core, delivers heat to the steam generator, and forms part of the reactor coolant pressure boundary.
B020	ECC	Emergency Core Cooling	Provides a passive means of decay heat removal in the event of a loss-of-coolant (LOCA) accident.
B030	DHR	Decay Heat Removal	Closed-loop, two-phase natural circulation cooling system that provides secondary side reactor cooling for non-LOCA events when normal feedwater is not available, and for LOCA events prior to ECCS actuation.
B130	MAE	Module Assembly Equipment	Equipment associated with NPM assembly and disassembly in the RXB.
B140	FHE	Fuel Handling Equipment	Equipment associated with handling of new and spent fuel.
B160	SFS	Spent Fuel Storage System	Equipment associated with storage of new and spent fuel assemblies.
D040	EDS	Highly Reliable DC Power System	System that provides reliable DC electric power to the VOYGR plant.
E011	MPS	Module Protection System	Provides information from safety-related sensors monitoring temperature, flow, neutron flux, and pressure data on the nuclear steam supply system.
E013	NMS	Neutron Monitoring System	Measures neutron flux as an indication of core power and provides safety inputs to the MPS.
E014	SDI	Safety Display and Indication	Provides visual display and indication in the Main Control Room from the MPS and plant protection system.
E034	ICI	In-Core Instrumentation System	Monitors various parameters within the reactor core and RCS and sends the parameter values to the module control system for display and evaluation.
E082	HSI	Human System Interface	Equipment that functions to incorporate human-system interface.

Form 000.430.F0115 (Revision Date: 17Apr2020)
Copyright © 2020, Fluor Corporation. All Rights Reserved.
Contract Management
Page 12 of 49

Contractor Company

FLUOR®

Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

PART I – SCOPE OF WORK
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0
30Sep2024

System No.	System Acronym	System Name	Brief Description
E091	PPS	Plant Protection System	Monitors and controls systems that are common to NPMs and are not specific to an individual NPM.
F011	RBC	Reactor Building Crane	Handling of NPM for assembly and disassembly. Handling of spent fuel casks within RXB. Does not include RXB mounted rails.

The following systems will be included in the NI Designer's scope and are listed here for CONTRACTOR's reference.

- B010 Chemical & Volume Control System
- B011 Boron Addition System
- B012 Module Heat Up System
- B060 Control Room Habitability System
- B080 Control Room HVAC System
- B090 Reactor Building HVAC System
- B111 Liquid Radioactive Waste Management System
- B112 Gaseous Radioactive Waste Management System
- B113 Solid Radioactive Waste Management System
- B114 Radioactive Waste Drain System
- B120 Radioactive Waste Building HVAC System
- B170 Pool Cooling & Cleanup System
- B175 Ultimate Heat Sink
- B180 Pool Leakage Detection System
- B190 Containment Evacuation System
- B191 Containment Flooding & Drain System
- B200 Reactor Component Cooling Water
- B220 Process Sampling System
- F012 Reactor Building Components (except bio shield)
- X### Dry Dock Gate

The following partial systems located in NI will also be included in NI Designer scope for CONTRACTOR reference:

- C010 Main Steam system: Steam and condensate lines and instrumentation
- C020 Condensate and Feedwater System: Feedwater lines and instrumentation
- C030 Chilled Water System: Chilled water lines and instrumentation
- C092 Site Cooling Water: Cooling water lines and instrumentation
- C120 Potable Water System: lines and instrumentation
- C121 Sanitary Waste System: lines and instrumentation
- C130 Utility Water System: lines and instrumentation
- C140 Demin Water System: lines and instrumentation

Form 000.430.F0115 (Revision Date: 17Apr2020)
Copyright © 2020, Fluor Corporation. All Rights Reserved.
Contract Management
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Contractor Company

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 14 of 49 Contractor Company C150 Nitrogen Distribution System: lines and instrumentation C160/161: Service and Instrument Air: lines and instrumentation C190/191 Fire Protection and Detection Systems C200 BOP Drain System G050: Seismic Monitoring System E031: Module Control System G040: Plant Wide Video Monitoring System E120: Fixed Area Monitoring System E081: Plant Control System D070: Plant Lighting System D030: Electrical Low Voltage – AC D050: Normal DC Power System C191: Fire Detection System D060 Backup Power Supply System D100: Security Power System F011: Reactor Building Crane (RXB mounted rails only; includes small reactor building jib cranes) 3.1 Nuclear Island (NI) Six (6) NuScale Power Modules (NPMs) are the heat source for main steam-generation. Major elements of NI include: Reactor Building (RXB): The RXB is central to the facility and is located above and below grade. The RXB houses the NPMs, the ultimate heat sink (reactor pool, refuel pool and spent fuel pool), fuel handling areas, primary systems associated with the NPMs, and common supporting systems. Control Building (CRB): The CRB is located above grade and is connected to the RWB via an exterior walkway. The CRB houses the main control room (MCR) and the technical support center. Radioactive Waste Building (RWB): The RWB is located above and below grade and houses systems for processing liquid, solid and gaseous radioactive waste (radwaste) streams, equipment for volume reduction of radwaste and space for interim storage of radwaste. Located within the RWB is the Hot Machine Shop, providing decontamination for potentially radioactive components, servicing of radioactive and non-radioactive tooling, fixtures, etc. Additionally, the RWB controls access into the radiologically controlled area (RCA) and provides space for health physics facilities.

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 15 of 49 Contractor Company 3.2 Turbine Island (TI) 6 x 77 MWe Steam Turbine Generators (STGs). Main features include (by COMPANY): Turbine Generator Building (TGB) – The TGB houses the STGs, condensate polishers and feedwater systems. Condenser - Condenses exhaust and bypass steam from the turbine generators. 3.3 Balance of Site (BOS) and Yard Utilities and infrastructure supporting the primary operation of power generation and includes (by Company except as noted below): Annex Building (ANB) – The ANB provides space for security services and various personnel support services. Central Utilities Building (CUB) – The CUB houses common utility plant services equipment such as the chiller, instrument and service air, treatment skid for demineralized water etc. Site Plant Cooling Structure (SPCS) - The SPCS houses common plant systems and large equipment, including the Site Cooling Water (SCW). Gas Insulated Substation (GIS) – The GIS is the high voltage energy delivery collection and interconnection with the LICENSEE’s switchyard that will be connected to the power transmission infrastructure. The GIS is a breaker and a half scheme indoor substation housed in a building with connections to the generator step-up transformers, common transformers, and the external tie points. Pool Surge Control Storage Tank – Although formally part of the NI, the pool surge control storage tank is located outside of the RXB in the plant yard with sufficient volume to store the contents of the drained dry dock. Racks and Yard – Common services supporting operation and connecting the facilities described above. Safety Related Ductbank and Electrical Manhole – Connects CRB & RXB SR electrical systems. Diesel Generator Buildings (DGB) – The DGB houses a single backup diesel generator and associated support equipment, HVAC, and maintenance area.

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 16 of 49 Contractor Company 4.0 SCOPE OF SERVICES 4.1 Organization of Scope The scope described within shall be organized by the following two categories in order to segregate activities and associated cost of effort in support of OWNER reporting requirements to financial institutions such as the Export-Import (EXIM) Bank of the United States: Nuclear Technology, which is the development of the site-specific engineering and design deliverables associated with the Nuclear Technology, as defined within the CONTRACTOR scope of Article 3.0, to an “Issue for Design” condition, according to CONTRACTOR design practices, that establishes the starting point for detailed design in the next phase of the Project, and other associated activities for Nuclear Island. These deliverables include technical documents for equipment and material and scopes of work for services that will be used by CONTRACTOR to acquire quotations from vendors and contractors. FEED Engineering Activities – Non-Nuclear Technology, which is the development of the site-specific engineering and design deliverables associated with the non-Nuclear Technology, as defined within the CONTRACTOR scope of Article 3.0, to an “Issue for Design” condition, according to CONTRACTOR design practices, that establishes the starting point for detailed design in the next phase of the Project, and other associated activities for Nuclear Island. These deliverables include technical documents for equipment and material and scopes of work for services that will be used by CONTRACTOR to acquire quotations from vendors and contractors. 4.2 General Items The following Sections outline the Scope of Services for CONTRACTOR. The following items are activities that may already be underway as part of FEED-2 Limited Notice to Proceed (LNTP) activities and must be prioritized in order to facilitate the SCOPE OF WORK. Resolution of open Punch List Items assigned to CONTRACTOR from FEED Phase 1 Resolution of open Action Items from FEED Phase 2 January 2024 Kick-off Meeting Finalized evaluation for the review of US460 SSC safety classifications against IAEA SSC safety classification guidelines to demonstrate/justify safety equivalency. Develop Design Requirements Review Report, including Review agreed-upon initial Codes & Standard List based on FEED P1 output; Commence investigation any other applicable Codes & Standards; Develop draft comparison/gap analysis report to US460.Develop a Project Management Plan (PMP) Develop a Project Controls Plan (PCP) Develop a Project Quality Plan (PQP)

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 17 of 49 Contractor Company 4.3 Engineering 4.3.1 General CONTRACTOR shall generate project-specific deliverables necessary to address the RoPower project and site-specific requirements. Specifically, the scope includes addressing different electrical input voltages and frequencies, issuing mutually agreed key documents with metric-equivalent values, where required except for NPM’s, and incorporating or confirming conformance with local codes and standards, where applicable. Additionally, development of key analysis areas based on availability of site and project-specific inputs and the acceptability of respective methodologies to support the licensing and site permitting efforts. Design development is currently based on US460 SSC safety classifications. General activities for Engineering include development of: Project Design Plan Project Design Work Instructions Finalize evaluation for the review of US460 SSC safety classifications against IAEA SSC safety classification guidelines to demonstrate/justify safety equivalency Plant Concept Document (PCD) Update Plant Technical Requirements (PTRD) Document Update Project specific development of LICENSOR designed systems and components. Module Related Parameters and Limits DOI460 Building Parameters and Limits Balance of Site Parameters and Limits SG Post shutdown flush and startup cleanup requirements Secondary water chemistry strategic plan Preliminary analysis for the safety-related seismic category I, II, and RW-IIa buildings against site-specific conditions. o Preliminary Structural FEA for NI Buildings o Preliminary Building Design Calculations o Interface Support on SC Walls Development of System Design Specifications and Function Reports NuScale will provide analysis support and/or perform new/updated analysis within two general scopes. First, NuScale will provide analysis support in response to ISAR development/review based strictly on existing supporting analysis prepared under the US460 Certified Design and/or SDAA. Second,

FLUOR

PART I – SCOPE OF WORK
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0
30Sep2024

Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

NuScale will confirm consistency of internal methodologies/analyses against CNCAN regulations and may commence development of new/updated analysis based on the availability of appropriate design inputs and in preparation for the PSAR. Such analysis work could include the following subject areas:

- Radiological
- Radiation Environment and Shielding
- Effluent Dose Analysis
- Electrical Transient and Equipment Load
- External and Internal Hazards (excludes Identification and Screening)
- Probabilistic Risk Assessment
- Emergency Planning Zone Assessments
- Deterministic Safety Analysis Updates/Confirmation

- Interfacing Support for COMPANY 3D Model Reviews, Plot Plan and Equipment Layout reviews.

4.3.2 Communication and Security Systems Design Support

A. Communications

CONTRACTOR shall provide a level of effort to establish site specific communication requirements working with the COMPANY and OWNER.

B. Security Systems

CONTRACTOR shall perform FEED for Security Systems following the required Specifications and Standards, BEDD and Environmental requirements. COMPANY shall ensure that requirements and specifications are built into the documents described in this Subsection. The following are the minimum description of the deliverables of the engineering discipline, and CONTRACTOR shall develop and further define in order to meet the PROJECT requirements to make all documentation site specific for Owner / Licensee.

1. Security Systems Specifications

COMPANY shall provide security specifications that will define system requirements that the CONTRACTOR is required to follow. Documents may require review or update based upon site specific conditions identified by LICENSOR or OWNER.

Form 000.430.F0115 (Revision Date: 17Apr2020)
Copyright © 2020, Fluor Corporation. All Rights Reserved.
Contract Management
Page 18 of 49

Contractor Company

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 19 of 49 Contractor Company 2. G020 SECURITY System Design Descriptions (SDD) and the G020 SECURITY Architecture Block Diagram CONTRACTOR shall provide input, review, and comment into COMPANY G020 Security System Design Descriptions and the G020 Security Architecture Block Diagram that are updated for site specific FEED scope. 3. G020 SECURITY Equipment Location Plans CONTRACTOR shall provide input, review, and comment into COMPANY G020 SECURITY Equipment Location Plans, NI 2D Vital Equipment Plan drawings, Security Equipment Plan drawings, and associated Section View drawings, NI HVAC Security Barrier Plan drawings that are updated for site specific FEED scope. Vital areas will be defined by the LICENSOR or OWNER. 4. G020 SECURITY S3D Modeling CONTRACTOR will interface with COMPANY for S3D modeling for space reservation as required. 4.3.3 General Outline of Primary Engineering Activities The following is an outline of the primary deliverable activities extracted from CONTRACTOR preliminary schedule developed during Phase 1 that will be further represented in Exhibit Five Deliverable List: A. Plant / Product Requirement Definition Documents 1. Codes and Standards Database Review & Update 2. Design Interface Plan / Battery Limit tables 3. Plant Concept Document (PCD) Update 4. Plant Technical Requirements (PTRD) Document Update 5. Requirements Management Program 6. Configuration Management Program 7. DOI460 System Architecture Report 8. Module Related Parameters and Limits 9. DOI460 Building Parameters and Limits 10. Balance of Site Parameters and Limits 11. SG Post shutdown flush and startup cleanup requirements 12. Secondary water chemistry strategic plan

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 20 of 49 Contractor Company B. NuScale Power Module (NPM-20) Documents 1. Product Design Criteria Documents 2. System P&IDs 3. System Function Reports 4. NPM-20 System Design Descriptions 5. Equipment Lists 6. Product Interface Specifications 7. NPM Interface Drawings 8. ASME Design Specifications C. Protection Monitoring and Control Documents 1. Product Design Criteria Documents 2. System Function Reports 3. System Design Description Updates 4. System Design Specification Updates 5. Equipment Lists 6. Product Interface Specifications 7. I/O and F/X Lists Development 8. Equipment Drawings D. Refueling and Remote Handling Documents 1. Design Requirements Impact Evaluation 2. System Design Specification Updates 3. System Function Reports 4. Equipment Lists 5. Product Interface Specifications 6. Product Design Criteria Documents E. Seismic Category I, II and RW-IIa Buildings (BLD-DOI460) Documents 1. Design Requirements Impact Evaluation 2. Preliminary Building Design 3. Preliminary Structural FEA 4. System Design Specifications 5. System Function Reports 6. Discipline Specific Design Criteria 7. Preliminary SC Wall Design Interface and Review

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 21 of 49 Contractor Company 8. Product Interface Specifications F. Balance of Site (BOS-DOI460) Primary and Balance of Plant system Documents 1. Compliance Matrix - Mechanical 2. System Function Reports - Mechanical 3. System Design Specification Updates - Mechanical 4. Deleted 5. Compliance Matrix - Electrical 6. Deleted 7. System Function Reports - Electrical 8. System Design Specification Updates - Electrical 9. System Design Description Updates - Electrical 10. Single Line Diagrams - Electrical 11. Equipment Lists - Electrical 12. Product Interface Specifications – Electrical 4.4 Licensing 4.4.1 General FEED Phase 2 continues the pre-licensing engagement started under FEED Phase 1, including providing familiarization training to the Romanian regulator, CNCAN, and OWNER; following the initial regulatory engagement plans for the project. CONTRACTOR shall support further development of Project Regulatory Plan that includes the Regulatory Engagement Plan that was previously developed during FEED Phase 1 and has continued to mature during FEED Phase 2. COMPANY has developed a License Application Schedule that charts a path of development through Initial, Preliminary and Final Safety Analysis Reports and all other activities required by Romanian Regulatory authorities that are the major steps towards implementation and operation of the SMR Facility. CONTRACTOR ongoing input to and support of the Project Regulatory Plan are essential to Project success. The following outlines key activities that CONTRACTOR will engage in, which must be further planned out in CONTRACTOR execution schedule for FEED Phase 2. 4.4.2 Outline of Primary Activities A. Support of Regulatory Planning activities and development of engagement strategies B. CONTRACTOR will provide support to COMPANY and OWNER in the areas of licensing and regulatory engagement, with the details of this support

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 22 of 49 Contractor Company undefined at this time. Upon assignment of specific actions through the duration of the Project, CONTRACTOR will assess each request and determine estimated completion dates jointly with COMPANY. It is expected that this support could include, but is not limited to, the following areas: 1. Development or review of specific ISAR chapters 2. Existing Analysis support in response to ISAR development/review 3. Actions in response to requests for documentation in support of OWNER’s licensing and regulatory engagement C. Licensing Basis Document (LBD) update for extended scope The LBD, Rev. 1 that was completed during FEED Phase 1 by CONTRACTOR shall be updated to address CNCAN comment disposition and non-technology regulation review, deferred comments from Rev. 0, including regulations beyond technology licensing, future scope items identified in Rev. 1 and gap analysis on specific variations between USA and Romanian regulations. D. NuScale will perform a review of the CNCAN regulations and compare to internal analysis methods. A compliance matrix will be developed which summarizes the comparison in the following areas: Probabilistic Risk Assessment, Radiological Analysis, Deterministic Safety Analysis E. Not used. F. Environmental Impact Assessment (EIA) CONTRACTOR shall support COMPANY preparation of the EIA by providing review of chapter content. This is important support to COMPANY achievement of Project Objective E. G. Supporting development of EURATOM Notification OWNER is responsible for generation of the EURATOM Notification, but CONTRACTOR shall provide “Info Pack 3” that contains Fuel information and other material information required to support development of this Notification that is important part of achieving Project Objective C. H. Determination of whether various analysis updates of the Reactor Building (RXB), Radiological Waste Building (RWB) and Control Building (CRB) are required as well as perform these analyses, including: Site-specific seismic conditions, consistent with available site characterization information, and provide the associated design inputs for NI Designer civil-structural design scope. Building design development activities include:

FLUOR
Project Name: SMR Romania Project
Project Location: Doiceşti, Romania
PART I – SCOPE OF WORK
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0
30Sep2024

- Structural FEA and Design Interface
- Building Design Calculations
- SC Wall Design Input and Interface support

l. Review and provide input to the initial draft of the Permitting and Regulatory Plan/Regulatory Engagement plan. COMPANY has already provided OWNER the initial draft of this document, with open items identified in which CONTRACTOR will provide input. Additionally, CONTRACTOR will review this initial draft and provide any further comments/input as they see fit. Finally, CONTRACTOR will support comment resolution from OWNER upon review of the updated draft.

4.5 Class 3 Project Cost Estimate

4.5.1 General

Supporting COMPANY development of a Class 3 Project Cost Estimate (C3 PCE) for the PLANT, which includes activities such as preparation of site-specific MTO Reports and associated basis for the CONTRACTOR Facility Scope. For those CONTRACTOR items being bid by CONTRACTOR per Subsection 4.5.2 items 1 and 2 below, CONTRACTOR shall review vendor and contractor technical quotations and tabulate technical review and clarification resolution results that will support selection for use in the C3 PCE. The C3 PCE is accuracy level of +30% / -20%. Actual purchase order award may occur in a future phase of the Project.

- Preparation and submission of the CONTRACTOR Non-NPM scope MTO and MTO Basis to support COMPANY's Class 3 Estimate (accuracy targeted to be +30% / -20%) per AACE Recommended Practice 18R-97 Cost Estimate Classification System.
- MTO / Pricing Basis includes items such as P&IDs, sized equipment list, mechanical and electrical datasheets, piping line list, instrument list, ETC.
- Participate in Estimating Workshops to review CONTRACTOR provided MTO's and Basis as well as aligning on factoring and allowances approach.
- If needed, CONTRACTOR may choose to use MTO template(s) provided by COMPANY. MTO Templates are listed in Exhibit Four.
- CONTRACTOR shall provide bid evaluation information and recommendations for those packages under Subsection 4.5.2 items 1 and 2 below for which it is providing the cost for input to COMPANY C3 Project Cost Estimate.
- Procurement/Subcontract vendor clarification support shall be included in CONTRACTOR scope.
- CONTRACTOR shall participate in presentations and reviews of its MTO and Estimate Basis documents with COMPANY.

Form 000.430.F0115 (Revision Date: 17Apr2020)
Copyright © 2020, Fluor Corporation. All Rights Reserved.
Contract Management
Page 23 of 49
Contractor Company

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 24 of 49 Contractor Company 4.5.2 CONTRACTOR OEM Estimate CONTRACTOR shall provide OEM equipment cost estimates separated into the following categories. The distribution of the bulleted items to these categories are for purposes of the C3 PCE and may not fully represent all components or the final execution division of responsibility. 1. NPM and related OEM equipment designed and installed by CONTRACTOR shall be estimated separately and provided to COMPANY. In-core Instrumentation System – Instrumentation NPM Sensors NPM Cabling, Conduit, Connectors (only within NPM boundary) Fuel Assemblies Control Rod Assemblies Class 1,2,3 Piping B31.1 Piping (non-ASME Section III) Class 1,2 Ball Valves Reactor Module Check Valves Pipe Supports ICI Seal Assemblies NPM Seals Upper and Lower RPV Reactor Safety Valves CRDM Support Structure Pressurizer Heater Top Support Structure CNV Electrical Penetration Assemblies CNV to RPV Support Upper and Lower CNV CNV Insulation Relief Valves Reactor Vessel Internals Control Rod Drive Mechanisms CVCS Valves ECCS Valves DHRS System

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 25 of 49 Contractor Company 2. Non-NPM related OEM – Cost for Non-NPM OEM that will be designed and purchased by CONTRACTOR but installed by COMPANY. CONTRACTOR must also provide all material take-offs for associated bulk materials that COMPANY would supply and install. CONTRACTOR shall provide any required details for COMPANY to properly estimate preservation costs, installation, testing and associated spare parts. Module Protection System (MPS) Safety Display and Indication System (SDIS) Plant Protection System (PPS) Neutron Monitoring System (NMS) In-Core Instrumentation System (ICI) Highly Reliable DC Power System RXB Crane Module Assembly Equipment [Refueling] Integrated Control System (ICS) Flange Seal Tools Ex-Core Detector Deployment Module Inspection Rack RnRH Lift Adapters, stands and inspection equipment Fuel Handling Spent Fuel Racks Module Access Platform (Including Jib Crane) 3. Non-NPM related OEM that will be specified and designed by CONTRACTOR but purchased and installed by COMPANY. CONTRACTOR shall provide technical and design information in packaged form for COMPANY to obtain pricing and for COMPANY to estimate installation. COMPANY is responsible for technical evaluation of quotations from the vendor market for these items. See Exhibit Four for templates for workflow. Distributed Control System (MCS/PCS) (SDS/SFR only) Bio shields (CONTRACTOR to provide functional requirements only. COMPANY to obtain pricing and perform evaluations.) Dry Dock Traveling Jib Crane (CONTRACTOR responsible up to the traveling support rails which will be by COMPANY) (SDS/SFR only) Refueling Bay Articulating Jib Crane (CONTRACTOR responsible up to the traveling support rails which will be by COMPANY)

FLUOR

Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

PART I – SCOPE OF WORK
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0
30Sep2024

4. NPM Assembly Building technical requirements shall be defined by CONTRACTOR for COMPANY to estimate cost.

4.5.3 Supporting COMPANY development of a Level 3 Engineering, Procurement and Construction (L3 EPC) Schedule by providing CONTRACTOR scope related detailed engineering/design and technical requisition activities anticipated in the next phases of the project.

CONTRACTOR will provide input to and support development of these documents that support the basis of estimate:

Level 3 Detailed Design Phase Schedule consisting of:

- CONTRACTOR will provide a Level 3 Engineering and Procurement logically driven Schedule for NPM/OEM scope of supply, which indicates delivery to Romania based on COMPANY-provided date requirements for components to support installation and construction schedule.
- Associated narrative schedule basis.
- Native XER file and pdf formats

Level 2 Schedule consisting of:

- CONTRACTOR will provide Level 2 Schedule for NPM Assembly, Import and Installation
- CONTRACTOR will provide input to development of a L2 Commissioning Schedule, with a particular focus on Commissioning and Pre-Operational Testing of NPMs
- Associated narrative schedule basis
- Native XER file
- Associated cash flow for the estimated OEM cost (details of this requirement will be confirmed later).

Level 3 FEED Phase 2 Schedule (for CONTRACTOR's SOW)

- CONTRACTOR shall issue the first draft of this schedule as part of the LNTP Contract.
- CONTRACTOR shall provide Monthly updates to this schedule as part of ongoing support efforts.

4.5.4 Responding to COMPANY request for proposal to execute site-specific detailed engineering/design, supporting COMPANY procurement and contracting activities with technical requisitions, and supporting development of the next Class 2 estimate PCE, also referred to as class 2 estimate Pre-Planning. This is principally an activity for set-up of the next Task Order for the site-specific detailed engineering and preparation of the next Class 2 PCE, which includes submittal of a proposal, schedule and execution

Form 000.430.F0115 (Revision Date: 17Apr2020)
Copyright © 2020, Fluor Corporation. All Rights Reserved.
Contract Management
Page 26 of 49

Contractor Company

FLUOR®

Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

PART I – SCOPE OF WORK
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0
30Sep2024

plan towards the latter stages of the C3 PCE development timeline. The details of this scope will be presented to CONTRACTOR in the form of a Request for Proposal (RFP).

At minimum, based on EPC and OEM framework determined during FEED-2, CONTRACTOR submittal to be defined by the RFP is expected to include:

- Services estimate to prepare its OEM estimate in support of COMPANY's Class 2 PCE, support updates to Revised Project Plan and L3 EPC Schedule, and full project execution plan for the CONTRACTOR Scope.
- OEM PO commitments and associated timing
- Cash Flow requirements for OEM materials
- Execution Schedule that supports the services estimate.

4.6 Development of Supply Chain and Localization

The Supply Chain Schedule SCOPE OF WORK of CONTRACTOR includes:

- NPM Assembly and Transportation Planning

  Determine specific package requirements to ports, equipment, routes, interferences, and supporting organizations in Romania. Assess Module Assembly Building (MAB) locations, layout, receipt of components, and laydown areas to support NPM assembly.
- Preliminary fuel fabrication and transportation study
- Manufacturing Readiness Level Assessment
- Neutron Source Assembly (NSA) Supply Study
- Regional Component and Systems Supplier Development
- Regional NPM Supplier Development and/or Qualification

CONTRACTOR FEED Ph2 supplier options study and supplier qualification is the follow-on work from the FEED Phase 1 localization study. CONTRACTOR will perform manufacturing readiness activities to introduce potential suppliers to the CONTRACTOR scope and to consider adjustments to standard manufacturing plans to incorporate local suppliers. In addition, CONTRACTOR will conduct qualification audits as necessary to demonstrate that these local suppliers can be added to an Authorized Supplier List.

It is acknowledged that CONTRACTOR has an existing supply chain that is qualified, and that introduction of a localized supply chain will need to be established before moving beyond estimating and into procurement processes.

4.7 HG907/2016 Requirements

CONTRACTOR has no specific deliverable requirements, as COMPANY anticipates that deliverables already defined within this scope will provide the needed information.

Form 000.430.F0115 (Revision Date: 17Apr2020)
Copyright © 2020, Fluor Corporation. All Rights Reserved.
Contract Management
Page 27 of 49

Contractor Company

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 28 of 49 Contractor Company However, COMPANY may request CONTRACTOR review of content being submitted that would be pertinent to CONTRACTOR scope. In addition, COMPANY, OWNER and CONTRACTOR will meet bi-weekly during first three months to align on and progress development of the HG907 Report. 4.8 Information for Plant Operations and Start-up In support of Project Objective H, CONTRACTOR, with support from COMPANY, will engage OWNER in discussions to assess Regulatory gaps for further analysis in order to develop concepts and associated reports for the following subjects: Licensed Operator Training Program Start-up and Commissioning Program Operations and Refueling Program Maintenance Program 5.0 OVERVIEW OF OTHER ACTIVITIES Participate in meetings with COMPANY and jointly with OWNER relating to the scope of this FEED. This includes weekly coordination meetings for project management, engineering and licensing, procurement, and a monthly progress report meeting and monthly QA meeting. Interface and coordination support with non-Nuclear Island design by COMPANY. S3D Internal Model Review with COMPANY – CONTRACTOR shall support internal NI MR0 review with COMPANY in preparation for S3D Joint Model Review. Model reviews with COMPANY will be via video conference. S3D Joint Model Review with Grantee/Licensee. CONTRACTOR shall support NI and TI/BOS joint Model reviews with Grantee/Licensee and COMPANY. This participation is via videoconference. Support COMPANY with participation in planning workshops and providing input to Nuclear Island construction planning, including modularization planning and Commissioning planning, specifically related to NuScale scope. COMPANY will provide CONTRACTOR with examples of deliverables to facilitate starting work on a particular deliverable where an example is needed. CONTRACTOR shall provide level of effort support for the following general activities: o Quality CR (Condition Report) resolution o Codes and Standards support o Support Discussion Meetings of Project risks and mitigation plans to be held quarterly with representation from key project management personnel.

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 29 of 49 Contractor Company o CONTRACTOR shall develop a battery limit interface table that includes all connections (including conditions) to NI designer design as well as COMPANY installation. CONTRACTOR may choose to use BLIT templates in Exhibit Four if needed. CONTRACTOR will use the Basic Engineering and Design Data (BEDD) as input to the CONTRACTORS design where applicable. The BEDD is listed in Exhibit Four. In addition, CONTRACTOR shall consider the Project List of Codes and Standards provided by COMPANY. The CONTRACTOR shall clarify/identify potential changes to the SPD NI design as a result of the local codes and standards. The Project List of Codes and Standards is listed in Exhibit Four. 6.0 QUALITY ASSURANCE PROGRAM REQUIREMENTS CONTRACTOR’s work scope includes safety-related, augmented quality, and non-safety-related activities. CONTRACTOR shall perform the Work in accordance with its COMPANY accepted Quality Assurance Program Description (QAPD) MN-122626-A Rev.1, which will meet the requirements of 10 CFR 50, Appendix B; 10 CFR 21; and Nuclear Quality Assurance Manual MN- 0202-52999 Rev. 10. CONTRACTOR shall submit QAPD revisions to COMPANY for review and acceptance (as part of the Project Quality Plan). CONTRACTOR shall submit their project- specific quality plan to COMPANY for review and acceptance, prior to commencement of safety related and/or augmented quality items and components. CONTRACTOR project quality plan shall demonstrate how NuScale will comply with applicable Romanian Government National Commission for Nuclear Activities Control (CNCAN) Norms (see Table 5.3-1) and to CNCAN Authorizations issued to Contractor for Design and Use of Software in nuclear field (No. 23-007) and Procurement in nuclear field (No. 23-045). Changes to CONTRACTOR’s project quality plan shall be provided to COMPANY for review prior to issuance and use by the CONTRACTOR. CONTRACTOR shall provide the rationale for the changes and a determination that the changes continue to satisfy the quality assurance requirements. CONTRACTOR shall maintain the applicable Authorizations following the receipt of such Authorizations through the remaining period of performance of this Contract; all Work shall be performed within the limits and conditions stipulated by such Authorizations. The Nuclear Safety classification for any given deliverable shall be identified on the deliverable itself or otherwise captured in a controlled format. Contractor shall manage the safety and non-safety Work and ensure appropriate regulatory requirements are met. CONTRACTOR shall incorporate appropriate QA program requirements in sub-tier procurement documents. CONTRACTOR shall implement ASME Section III Code activities, including the development of ASME Section III design specifications, in accordance with their ASME Section III Code Quality Assurance Program and Manual and applicable ASME Section III Certificates of Authorization. CONTRACTOR shall not perform ASME Section III Code activities, except as noted, until (1) they have been notified by COMPANY that CONTRACTOR’s entry on the FNP Nuclear Approved Supplier List (NASL) has been updated to authorize CONTRACTOR to perform ASME Section III Code work and (2) CONTRACTOR’s Project Quality Plan, incorporating controls required for ASME Section III Code work activities, has been accepted by COMPANY. Activities such as

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 30 of 49 Contractor Company order review and processing, development of project quality or management plans, and quality program improvements are permitted. CONTRACTOR shall meet agreed upon applicable requirements of the State Inspection for the Control of Boilers, Pressure Vessels and Lifting Systems (ISCIR) Technical Prescriptions for pressure retaining systems and components in nuclear installations. If required prior to the start of ASME Section III Code activities or issuance of ASME Section III Code deliverables, CONTRACTOR will obtain ISCIR certification for Design. CONTRACTOR to advise COMPANY of all subcontractors and vendors who will be performing Work on the behalf of CONTRACTOR. CONTRACTOR shall confirm that each of subcontractors and vendors are listed on CONTRACTOR ESL prior to them performing any Work on quality related or augmented quality items and components. CONTRACTOR shall provide access for quality assurance inspections and audits to CONTRACTOR’s and its affiliates’ facilities following reasonable notice from COMPANY or CNCAN. CONTRACTOR shall require all of its subcontractors and vendors providing safety and augmented quality items and components to provide and maintain an inspection and quality control system. Records of all inspections by or on behalf of CONTRACTOR related to Work shall be kept complete and available to COMPANY during execution of the Work. 6.1 Certificate of Conformance CONTRACTOR shall submit a Certificate of Conformance to COMPANY each month following deliverables in the prior month. The Certificate of Conformance will be signed by CONTRACTOR’s authorized quality assurance representative or senior management that confirms that CONTRACTOR’s deliverables and associated services comply with CONTRACTOR’s quality assurance program and the procurement requirements of this Contract. 6.1.1 The certificate shall identify the Contract number, and the documents covered by the certificate (i.e., Document number / identifier; document description/title; and revision/edition.) 6.1.2 The certificate shall identify the specific procurement requirements met by the purchased service, such as codes, standards, and other specifications. This may be accomplished by including a list of the specific requirements or by providing, on-site, a copy of the purchase order and the procurement specifications or drawings, together with a suitable certificate. The procurement requirements identified shall include any approved changes, waivers, or deviations applicable to the subject work.

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 31 of 49 Contractor Company 6.1.3 The certificate shall identify any procurement document requirements that have not been met, together with an explanation and the means for resolving the nonconformance. 6.1.4 Within 30 days prior to end of Contract, CONTRACTOR shall provide to COMPANY a Certificate of Conformance signed by Contractor’s authorized quality assurance representative or senior management that confirms that all Contractor’s deliverables and associated services comply with Contractor’s quality assurance program and the procurement requirements of this contract. 6.1.5 Notwithstanding the Certificate of Conformance requirements described in this Section, the Nuclear Safety classification for any given deliverable shall be identified on the deliverable itself or otherwise captured in a controlled format. CONTRACTOR shall manage the safety and non-safety Work and ensure appropriate regulatory requirements are met. 6.2 Non-conformances 6.2.1 CONTRACTOR shall comply with its own nonconformance and corrective action programs. Nonconformance reports associated with this Scope of Work, that could affect a deliverable, shall be submitted to COMPANY for review and approval. 6.2.2 CONTRACTOR shall submit to COMPANY, for approval, disposition of nonconformance notices for safety related or augmented quality items or services that do not meet the requirements of this Scope of Work, including sub-tier supplier/CONTRACTOR non-conformances. Non-conformances that consist of one or more of the following shall be submitted to COMPANY for review and approval: • a violation of technical requirements specified in the SOW. • A violation of COMPANY approved requirement in CONTRACTOR documents. 6.2.3 Nonconformance submittals at a minimum shall include the following information: • Contract Number and Date • CONTRACTOR Nonconformance Report Number • CONTRACTOR Point-of-Contact and Phone Number • Description of Deviation including all supporting documentation as necessary • Proposed Disposition and Justification, including all supporting documentation as necessary 6.2.4 CONTRACTOR shall include all COMPANY-approved non-conformances as part of CONTRACTOR deliverables. Documentation delivered with the service upon which a nonconformance document(s) has been generated shall include: • Acceptance of the disposition • Verification of the implementation of the disposition • Records of sub-supplier nonconformances

FLUOR®

Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

PART I – SCOPE OF WORK
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0
30Sep2024

6.2.5 CONTRACTOR shall report any nonconformance resulting in an impact to cost and/or schedule to COMPANY for their review and approval. CONTRACTOR shall include all COMPANY-approved nonconformances as part of CONTRACTOR's deliverable documentation package.

6.2.6 Nonconformances and significant conditions adverse to quality associated with this Scope of Work shall be reported to COMPANY and Client within five (5) days of discovery.

6.2.7 Should CONTRACTOR make any notification to the NRC in accordance with 10 CFR 21, concurrent notification shall be made to the COMPANY.

6.3 Applicable Requirements, Codes, and Standards

The initial standards associated with FEED Phase 2 project are the standards associated with the SPD and Pre-FEED project deliverables as supplemented by site-specific standards identified in FEED phase 1.

Table 5.3-1 Applicable requirements, codes and standards

No	Identifier	Title	Year
1	ASME NQA-1	ASME NQA-1	As Applicable
2	10CFR21	Reporting of Defects and Noncompliance	Current per NRC
3	10 CFR 50, Appendix B	Quality Assurance Criteria for Nuclear Plants and Fuel Reprocessing Plants	Current per NRC
4	Lege nr. 111/1996	Law no. 111/1996	1996
5	NMC-01	Norms regarding the authorization of quality management systems applied to the construction, operation and decommissioning of nuclear installations	2003
6	Modification 236/2014	amendment of the Norms regarding the authorization of quality management systems applied to the construction, operation and decommissioning of nuclear installations	2014
7	NMC-02	Norms regarding the general requirements for quality management systems applied to the construction, operation and decommissioning of nuclear installations	2003
8	NMC-05	Norms regarding specific requirements for quality management systems applied to the design of nuclear installations	2003

Form 000.430.F0115 (Revision Date: 17Apr2020)
Copyright © 2020, Fluor Corporation. All Rights Reserved.
Contract Management
Page 32 of 49

Contractor Company

FLUOR

Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

PART I – SCOPE OF WORK
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0
30Sep2024

No	Identifier	Title	Year
9	NMC-12	Norms regarding specific requirements for quality management systems applied to the production and use of software for research, design, analysis and calculations intended for nuclear installations	2003
10	NMC-06	Norms regarding specific requirements for the quality management systems applied to procurement activities for nuclear installations	2003
11	NMC-07	Norms regarding specific requirements for the quality management systems applied to the fabrication of products and supply of services for nuclear installations	2003
12	NMC-13	Norms regarding the establishment of graded application classes of quality management system requirements for the manufacture of products and the provision of services for nuclear installations	2004/2005

6.4 Audits/Surveillances

CONTRACTOR shall perform audits and surveillances on a regular basis. An audit and surveillance plan shall be submitted to COMPANY no later than thirty (30) days after award.

7.0 CONTRACTOR RESPONSIBILITIES

7.1 CONTRACTOR's Scope of Work

7.1.1 Engineering

CONTRACTOR is responsible for executing OEM activities of the Front-End Engineering Design (FEED) services of the PLANT, as defined in Article 4.0.

CONTRACTOR is responsible for performing engineering in line with the requirements of this SCOPE OF WORK. CONTRACTOR shall support COMPANY development of a Performance Guarantee philosophy that outlines how Performance Guarantees will be defined, tested and basis for acceptance.

COMPANY may exercise the right to comment on the engineering and design and to monitor the progress to confirm that CONTRACTOR is executing the WORK in a responsible manner and in accordance with the SCOPE OF WORK

Form 000.430.F0115 (Revision Date: 17Apr2020)
Copyright © 2020, Fluor Corporation. All Rights Reserved.
Contract Management
Page 33 of 49

Contractor Company

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 34 of 49 Contractor Company and the agreed schedule. COMPANY’s exercise of such right is not expected to adversely impact the CONTRACTOR. CONTRACTOR shall incorporate the jointly agreed resolution of the actions from all Safety Reviews (PHA level 2 and/or FMEAs) into the P&IDs & Project Documents under the CONTRACTOR’s scope of supply. For interfaces with battery limit, CONTRACTOR shall fully engineer and design any piping, electrical, instrument and civil interfaces / tie-ins, etc. required for the Scope. 7.1.2 Procurement Related Engineering Services CONTRACTOR shall, during the FEED phase of the PROJECT, identify any equipment or material that could be considered Long Lead / Critical Equipment, not previously identified by COMPANY, which falls within CONTRACTOR Facility Scope. It will be the responsibility of CONTRACTOR to specify and provide technical data to support the C3 PCE, and which may ultimately support future purchase of equipment and material in support of the Project schedule. All items being priced by CONTRACTOR in support of the C3 PCE may follow CONTRACTOR established work process. CONTRACTOR will need to participate in regular meetings with COMPANY on status of technical requisition documents in a Document Tracking Report (DTR) status meeting. DTR status meetings will be held on a weekly basis during the procurement meeting. 7.2 Scope of Services by COMPANY COMPANY will monitor the progress and performance of CONTRACTOR in the execution of the work. COMPANY’s progress monitoring is not expected to adversely impact the CONTRACTOR. COMPANY will explain and clarify to CONTRACTOR any points arising from this SCOPE OF WORK during Project execution. COMPANY’s Project Manager will act in COMPANY’s behalf as the duly authorized representative.

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 35 of 49 Contractor Company 8.0 PROJECT PROCEDURAL REQUIREMENTS 8.1 Policy This Section of the SCOPE OF WORK outlines certain procedural requirements of COMPANY. CONTRACTOR may use its own procedures that support compliance with its Quality Program, for execution of this Work. CONTRACTOR shall list all procedures in CONTRACTOR’s Project Management Plan. The following will not be permitted are as follows: CONTRACTOR’s procedures which involve technical deviations from the SCOPE OF WORK, which materially impact the execution of the SCOPE OF WORK, are subject to separate agreement by COMPANY. Deviations from the SCOPE OF WORK or from CONTRACTOR's agreed Project Execution Plan will not generally be permitted. However, where such a deviation may be beneficial to the PROJECT, CONTRACTOR may apply to COMPANY for consideration. CONTRACTOR shall produce and issue key documents based on its NI FEED Execution Schedule that will support the Exhibit One Milestone Schedule and Exhibit Five Deliverable List included in the CONTRACT as part of CONTRACTOR’s agreed Project Management Plan. CONTRACTOR shall submit to COMPANY all documents for COMPANY’s records in the Project Standard format. CONTRACTOR shall request any Project Standard Format from COMPANY. 8.2 Requirements for CONTRACTOR’s Project Coordination Procedures 8.2.1 General The object of a coordination procedure is to advise CONTRACTOR's and COMPANY’s personnel of the PROJECT’s lines of communication and the main points of the CONTRACT. Should any of the points stated below be at variance with the requirements of the CONTRACT, then the CONTRACT shall prevail. CONTRACTOR's line of communication shall normally be with COMPANY on all matters concerning the PROJECT. CONTRACTOR shall communicate directly with local or government authorities in accordance with the provisions of the CONTRACT for obtaining information on local Laws, regulations, standards, and other approvals.

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 36 of 49 Contractor Company CONTRACTOR shall not receive nor accept instructions concerning the PROJECT from any party other than COMPANY’s Project Manager or his authorized representative(s), except as otherwise noted in the CONTRACT. All correspondence to or from CONTRACTOR and COMPANY shall be in the English language. 8.2.2 Project Organization CONTRACTOR shall prepare and issue a coordination procedure for the PROJECT. It shall incorporate all requirements of this document or agreed alternatives which will be incorporated in CONTRACTOR’s Project Management Plan. This coordination procedure shall cover all channels of communication between CONTRACTOR and COMPANY in all relevant locations. It shall comply with the administrative, correspondence, and other PROJECT procedures set forth in this CONTRACT and establish the functional relationships and limits of authority of all parties. CONTRACTOR shall appoint a Project Director/Manager responsible for all WORK under the CONTRACT. The Project Director/Manager may only be replaced with Company's prior written approval, which approval shall not be unreasonably withheld, at no cost to Company. In addition, CONTRACTOR shall nominate key personnel to support the Project, and CONTRACTOR shall use commercially reasonable efforts to ensure these key personnel remain for the duration of the Project. As applicable, these key personnel shall include process technology, process design, process safety, all engineering discipline leads, procurement, Project control, construction, quality assurance, safety, who will be able to act as contacts for their respective specialties. COMPANY may, at its discretion, appoint coordinators to act as contacts for CONTRACTOR’s coordination. CONTRACTOR’s coordination procedure shall contain organization charts, showing the interrelationships between its Project personnel at various locations, as required. 8.2.3 Addresses All addresses for correspondence and other contact details among CONTRACTOR, NI Designer, and COMPANY shall be contained in this CONTRACT. 8.2.4 Authority CONTRACTOR shall include in the coordination procedure lists of personnel authorized to sign on his behalf correspondence addressed to COMPANY.

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 37 of 49 Contractor Company It is anticipated that several levels of authority will be required to execute the PROJECT efficiently. NOTICES are defined according to the Conditions of Contract, and require authorization as stated therein. Letters shall generally be signed by CONTRACTOR's Project Director/Manager or General Manager or their nominated deputies as applicable. Document Transmittal letters shall generally be signed by the relevant Project Director/Manager or General Manager, the relevant discipline coordinators, or their nominated deputies. 8.2.5 Communications The execution of the Project will require communications between COMPANY and CONTRACTOR. COMPANY will issue Procedures that will cover how all documentation is to be managed and issued. 8.2.6 Document Distribution The basis for document distribution shall be as defined in CONTRACTOR's Project Execution Plan and agreed with COMPANY. A detailed distribution matrix reflecting all the PROJECT requirements shall be submitted to COMPANY for review. CONTRACTOR is required to use COMPANY’s hosted Coreworx set-up for the PROJECT. All COMPANY commenting will be done in Coreworx, as further indicated in Supplier Document and Data Submittal Specification under Exhibit Two. COMPANY will provide required access manuals, support, architecture set-up and training in Coreworx to CONTRACTOR. Access to Coreworx content is strictly controlled such that other Contractors will not have access to CONTRACTOR folder structure. 8.2.7 Meetings CONTRACTOR shall participate in and provide content for Project Monthly Status and Weekly Progress Review Meetings For notes of meetings, CONTRACTOR shall comply with the Project Document and Correspondence Procedure and Attachment B Administrative Procedure. Notes of meetings shall be submitted to COMPANY’s Project Manager or nominated deputy for agreement, prior to distribution: Meetings with NI Designer Meetings attended by COMPANY or authorities. Meetings in which agreements were made that have financial or time schedule consequences for the PROJECT. Meetings involving proposed deviations from SCOPE OF WORK

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 38 of 49 Contractor Company Monthly progress report meetings. Meetings between CONTRACTOR and authorities shall normally take place in the presence of COMPANY. Exceptions to this requirement shall only be allowed if required by COMPANY. 8.2.8 Publicity/Confidentiality/Changes CONTRACTOR shall refer to the Terms and Conditions of CONTRACT. 8.2.9 Abbreviations CONTRACTOR’s coordination procedures shall include lists of abbreviations permitted in communications between CONTRACTOR and COMPANY. (e.g., P&ID – Piping and Instrument Diagram). 8.2.10 Progress Reports CONTRACTOR shall issue progress reports as required by Attachment G. These shall be sent under cover of a Transmittal. 8.2.11 Policy Statements CONTRACTOR’s coordination procedures shall include a policy statement that no deviations to the requirements of the SCOPE OF WORK or to CONTRACTOR's agreed Project Execution Plan are permitted without the prior written APPROVAL of COMPANY. 8.3 Engineering Requirements 8.3.1 Introduction CONTRACTOR shall perform its engineering WORK in accordance with the CONTRACT and this SCOPE OF WORK. CONTRACTOR shall comply with the requirements of the SCOPE OF WORK during the performance of the work. 8.3.2 Design Policy CONTRACTOR shall not proceed with any work deviating from the SCOPE OF WORK or from its agreed Project Execution Plan without approval by COMPANY.

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 39 of 49 Contractor Company CONTRACTOR shall maintain and issue monthly to COMPANY a log of Deviation Requests showing the status of each application. CONTRACTOR is responsible for ensuring that any engineering and design performed by vendors and Subcontractor’s meets the requirements of the SCOPE OF WORK. CONTRACTOR is responsible for interfacing with the NI Designer to assure no impact to the operational characteristics of the NI Facility, which include safe starting, safe operation and safe shutdown. Equipment and materials shall be premised on LICENSOR SPD and designed in such a manner that the variety in manufacturers, models and types minimizes capital investment for stock of spare parts. COMPANY is responsible for overall contracting and procurement strategy including standardization of equipment and materials if applicable. These will be issued to CONTRACTOR at a later date. CONTRACTOR shall ensure that its Vendors or Subcontractors do not use asbestos in any form which, as a result of normal working practices or service, could result in free asbestos becoming a health hazard. CONTRACTOR shall ensure that the NI Facilities within the PLANT will comply with the local and relevant environmental legislation. 8.3.3 Preparation of Design and Engineering Documents General CONTRACTOR's design and engineering work shall include, but not be limited, to the preparation and updating of all necessary documents including standards, procedures, plans, flow diagrams, data sheets, specifications, reports, studies, calculations, etc., within the scope of its WORK as is required: To comply with deliverable types or alternative types as agreed with COMPANY, in accordance with Exhibit Five - Deliverables List. To ensure smooth and uninterrupted execution of the PROJECT within the SCHEDULE. To fulfil the requirements of the SCOPE OF WORK. To fulfil the requirements of local law and statutory authorities for granting permits, inspection, and safety.

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 40 of 49 Contractor Company To be in line with internationally accepted sound engineering practices. To comply with local and relevant environmental legislation currently in force. Specific requirements for documentation are given in the applicable Sections of the SCOPE OF WORK. However, the following sub-paragraphs give further requirements. Language on Documents The English Language shall be used on all documents and drawings. Units of Measurement CONTRACTOR will endeavor to apply Metric (SI) Units on newly created design and engineering documents and drawings. NuScale Power Modules may be the exception to this requirement, with others to be considered on a case-by-case basis. In addition, CONTRACTOR will endeavor to issue site specific FEED deliverables which shall be in accordance with Metrification Report FL-R1MA-1A-00-200-RPT-0000-0001. Design Reviews CONTRACTOR shall participate in the reviews detailed within this Description of Work document and listed in Exhibit Five - Deliverables List. Procedures and schedule for each review must be agreed in advance with COMPANY. Plot Plans CONTRACTOR shall provide dimensional information to COMPANY to support building layout development and support the Client Model review. Engineering Model CONTRACTOR will supply representative dimensional 3D models of its Facility Scope for the purposes of integration. Project Standards (as applicable) CONTRACTOR shall refer to COMPANY any conflict between any PROJECT codes or specifications (as applicable) and any conflict between them and local law, statutory or government regulations and codes.

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 41 of 49 Contractor Company CONTRACTOR shall also propose any modifications to the SCOPE OF WORK which may be necessary to comply with such laws, regulations and codes but shall obtain the written agreement of COMPANY in the form of an approved Deviation Request Form before proceeding with such modifications. Status Indication of Drawings and Requisitions For the execution of engineering, and as applicable, all documents and drawings issued by CONTRACTOR to COMPANY shall be clearly labeled to indicate their status, e.g.: a. ISSUED FOR INFORMATION b. ISSUED FOR CLIENT REVIEW c. ISSUED FOR FEED CONTRACTOR shall ensure that holds are tracked in a log and status reviewed on a regular basis until removed from drawings and documents or notes as transferred to the next phase of design due to its dependency on vendor data. The verification status shall be clear for all deliverables issued by CONTRACTOR to COMPANY. Verification status shall be clearly documented in accordance with CONTRACTOR’s procedures. 8.4 Documents to be submitted for Review and Comments COMPANY/OWNER will review all CONTRACTOR deliverables based on the review duration categories below. COMPANY and CONTRACTOR will mutually agree on review durations for each deliverable which will be captured on the Deliverables List. O1 - 20 DAYS REVIEW PROCESS BY ROPOWER O2 - 20 DAYS REVIEW PROCESS BY ROPOWER & AUTHORITIES O3 - 10 DAYS REVIEW PROCESS (Critical Path Activities) O4 - 2 DAYS REVIEW PROCESS BY ROPOWER (Non-technical) CONTRACTOR to assume any COMPANY reviews for the O categories listed above are concurrent with the CLIENT reviews (no additional duration beyond what is listed). The exception to this will be:

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 42 of 49 Contractor Company the SDS must include an additional five (5) day COMPANY review cycle; and the five (5) SPD Level 1 documents that will be reissued for R1MA FEED Phase 2 must include an additional five (5) day COMPANY review cycle. All Category O2 deliverables shall have two 20-day review cycles by CLIENT. CNCAN review cycle and comment incorporation for these deliverables is outside of FEED Phase 2 Scope. Comments that result from review will be provided to CONTRACTOR in a “Comment Resolution Sheet” (CRS) that CONTRACTOR shall then respond to each comment regarding action for resolution. CONTRACTOR shall return CRS to obtain COMPANY/OWNER concurrence with recommended resolution following which the document in question will be revised accordingly and resubmitted. If documents have not been returned at the end of the prescribed review period, CONTRACTOR shall remind COMPANY and inform COMPANY of its intention to proceed. The turnaround of documents is based on a steady flow of documents being issued by CONTRACTOR, in accordance with Exhibit One Milestone Schedule and Exhibit Five Deliverable List, as defined in this CONTRACT. Compliance with COMPANY's comments shall not relieve CONTRACTOR of responsibility for the correctness of its work. Similarly, acceptance by COMPANY of drawings and documents shall not constitute approval of any deviations from the SCOPE OF WORK. CONTRACTOR shall consult and resolve with COMPANY any comments that appear to conflict with the SCOPE OF WORK. COMPANY reserves the right to identify errors, omissions, or other quality issues found on any design drawing, specification, standard or other document produced by CONTRACTOR. CONTRACTOR shall observe and follow comments by COMPANY. However, where it is not in agreement with the comments, the comments in question shall be discussed with COMPANY for concurrence. CONTRACTOR and COMPANY shall jointly align on and establish a work process for capturing reviewing comments to documents and associated response and/or comment resolution. CONTRACTOR shall provide suitably qualified and experienced personnel to attend document comment resolution meetings.

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 43 of 49 Contractor Company 8.5 Document and Data Requirements CONTRACTOR's performance of its obligations hereunder shall not be deemed complete until COMPANY is in receipt, on proper forms, of all technical data and other documents to be submitted to COMPANY as part of CONTRACTOR's SCOPE OF WORK. See terms and conditions of Contract for more additional requirements. Each submittal of CONTRACTOR's data shall be signed by CONTRACTOR and accompanied by a letter of transmittal containing the date of submittal, Contract number, and all pertinent information required for identifying and checking submittals. Drawings reviewed by COMPANY will be returned to CONTRACTOR under the following status: Proceed = “A1” Revise and resubmit. Work may proceed subject to incorporation of changes indicated = “B1” or “B2” Do not proceed. Change as noted and resubmit = “C1” Data accepted for information only = “D1” Although WORK may proceed on receipt of drawing with a Code "B1" or “B2” notation, CONTRACTOR must incorporate the changes indicated, resubmit, and obtain Code "A1" notation before release of materials or equipment for shipment can be approved by COMPANY. Returned copies of drawings with Code "B1" / “B2” and "C1" shall be resubmitted not later than ten (10) working days, or as otherwise agreed with COMPANY, after the date of transmittal by COMPANY of such copies of such drawings. CONTRACTOR shall show COMPANY Contract number and identifying item numbers, if applicable, on all data submitted. 8.5.1 Other Documents Required In addition to the documents and drawings required as a product of the FEED effort, CONTRACTOR shall supply all documents listed in the SCOPE OF WORK. The following list is not definitive but highlights key, minimum documentation. 8.5.2 Master Document Register (MDR) The MDR shall list all CONTRACTOR and design / engineering Subcontractor’s drawings and documents planned to be issued on the PROJECT. It shall be

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 44 of 49 Contractor Company prepared, updated, and issued on a monthly basis by CONTRACTOR. As a minimum, it shall include responsible discipline, drawing/document number, current revision, title, planned, forecast and actual issue dates including previous revisions issue dates. CONTRACTOR shall use MDR Template provided by COMPANY. Master Document Register Template is listed in Exhibit Four. Planned issue dates shall not be revised except with the express agreement of COMPANY. CONTRACTOR shall prepare, update and issue on a bi-weekly basis an exception report, which shall as a minimum, list all documents issued to COMPANY for comments, comment status and document class. The exception report shall "flag" any overdue comments and any comments due during the following week. 8.5.3 Technical Requisition Index The Requisition Index shall be prepared and then updated and issued monthly and shall as a minimum include, requisition number, title, revision status, planned, forecast and actual issue dates, etc. Planned issue dates shall not be revised except with the agreement of COMPANY. 8.5.4 Design Documentation CONTRACTOR shall supply native electronics version of all Design Documentation in accordance with Exhibit Five. In addition, CONTRACTOR shall include its own standards developed specifically for this PROJECT, correspondence index, document index, etc. The overall format and indexes shall be agreed with COMPANY prior to compilation. Provision of native files of Proprietary LICENSOR information will be in accordance with the Technology License Agreement between OWNER and LICENSOR. 8.5.5 Originals & Electronic Files of Design & Engineering Drawings CONTRACTOR shall submit to COMPANY the natives of all final revision drawings and vendor and Subcontractor’s drawings in accordance with Exhibit Five. For vendor and Subcontractor’s drawings, CONTRACTOR may submit good quality reproducible drawings in lieu of originals. Subject to the rights of any third parties, all drawings and documents prepared exclusively for the PROJECT shall be the property of the entity defined within the Technology License Agreement (TLA) established between the OWNER and LICENSOR.

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 45 of 49 Contractor Company Drawings and documents shall be produced in electronic format for ultimate handover to COMPANY in the electronic file formats as specified in Exhibit Five – Deliverable List. All documents will be distributed / issued via Coreworx. 8.5.6 Electronic Job Book CONTRACTOR shall supply an electronic Job Book to COMPANY that consists of all deliverables issued under this SCOPE OF WORK. Electronic Job Book shall be delivered to COMPANY via an encrypted media device, external hard drive, or USB flash drive dependent on size, or other agreed method of transfer. 8.5.7 Requisitioning General CONTRACTOR shall coordinate with COMPANY to complete Technical Requisitions within the SCOPE OF WORK. The requisitions and underlying engineering documents, specifications, and drawings shall be sufficiently clear and complete to enable COMPANY to obtain realistic and technically comparable quotations, and to procure equipment and materials in compliance with the SCOPE OF WORK. Complete Technical Requisition The content for a complete technical requisition is outlined in detail within Exhibit Four, but generally consists of: Technical Scope of Supply (the goods or services to be delivered and specified in the contract and pertaining documentation) Engineering Notes (comments regarding technical data) Equipment data sheets using data sheets templates provided by COMPANY (documentation that captures process, mechanical, electrical and control requirements for equipment and instruments) Supporting drawings and specifications Supplier submittal requirements using the Supplier Document and Data Commitment (SDDC) Form provided by COMPANY (An SDDC is contained in Exhibit 2) Bill of materials CONTRACTOR may propose including "General Notes" covering procedural and technical aspects common to a number of items, as part

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 46 of 49 Contractor Company of the requisition. If this is the case, then CONTRACTOR shall identify this in its Project Execution Plan and shall include draft examples of such "General Notes". 8.6 DESIGN SAFETY 8.6.1 Policy on Design Safety COMPANY requires the PLANT and all systems forming part of it to be engineered with safety as a prime consideration. Design Safety includes proper design for Nuclear Safety and HSE/Life Safety. The safety of all personnel, whether operators, maintenance workers or others, shall be considered at all stages of the design. The PLANT shall be engineered to minimize any damage or loss which might occur following a loss of containment, or any other operating upset. CONTRACTOR is required to execute Design Safety in accordance with the Project Nuclear and HSE procedures, specifications and applicable codes, standards, and good engineering practice, and to take action on any explicit instruction, which may be issued by COMPANY, in accordance with terms and conditions of Contract. 8.6.2 Document Approval by Authorized Engineers Where required by law, engineering design shall be executed or reviewed and approved by engineers qualified in the USA. 8.6.3 CONTRACTOR's Responsibilities CONTRACTOR shall be responsible for ensuring that the facilities designed by itself, and its VENDORS comply with the approved standards, codes, and specifications. If there is any area of doubt, CONTRACTOR shall raise the matter with COMPANY. CONTRACTOR shall advise COMPANY of any aspect of the design in which it has safety concerns. CONTRACTOR shall be responsible for ensuring that all the facilities within its scope are safe and are reviewed for constructability in collaboration with COMPANY during joint constructability reviews. CONTRACTOR shall be responsible for ensuring that all COMPANY's comments made on drawings and during the safety reviews are resolved and are in accordance with the SCOPE OF WORK and all applicable government and local authority regulations.

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 47 of 49 Contractor Company 9.0 SPECIFICATIONS, STANDARDS AND TEMPLATES COMPANY will issue the technical specifications, standards and templates as described in Exhibit Four. This includes all discipline specifications, COMPANY’s procedures, and implementation requirements for using Smart Plant tools to develop FEED deliverables. 9.1 Basic Engineering Design Data (BEDD) This document given as part of Exhibit Four presents the specification for Basic Engineering Design Data (BEDD) for the PROJECT facilities associated with the PROJECT. CONTRACTOR shall review the data provided and verify its correctness and applicability and shall also identify any shortcomings or contradictions and bring them to the attention of COMPANY before starting design work. The following is a brief listing of the topics that are covered in the BEDD: a. Listing of applicable Project Codes and Standards b. Units of Measurement –CONTRACTOR will endeavor to apply Metric (SI) Units on newly created design and engineering documents and drawings. NuScale Power Modules may be the exception to this requirement, with others to be considered on a case-by-case basis. In addition, CONTRACTOR will endeavor to issue site specific FEED deliverables in accordance with Metrification Report FL-R1MA-1A-00-200- RPT-0000-0001. c. Site Location, Topographical Data and Soil Data d. Seismic Zone information e. Meteorological Data for , Romania. f. Available Utility conditions at unit battery limits and at grade g. Available Utility Specifications h. Equipment Noise Level Limits i. Environmental Data j. Economics Data 9.2 Emissions & Environmental Requirements The document provided as part of Exhibit Four presents the HSE Design Philosophy for the PROJECT. The purpose of the document is to ensure that potential hazards are identified and addressed and to ensure measures are included in the design to prevent or reduce potential hazards to provide a safer workplace.

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 48 of 49 Contractor Company The following is a brief listing of the topics that are covered in the HSE Design Philosophy document: Reference Documents Listing of Applicable Codes and Standards Federal and State Regulations & Guidelines COMPANY References Hazard Prevention Methods Utility safety systems Hazard Detection Hazard Mitigation Emergency Response Shelter-In-Place design Personnel Protection and Life Saving Equipment Communications The HSE Design Philosophy document provides guidance to CONTRACTOR for development of the design criteria. The Project specifications that are referenced in the HSE Design Philosophy document will be provided to CONTRACTOR at a later date. Contractor shall notify Company when these specifications will be required so as not to impact the Project Schedule. 9.2.1 Environmental Noise Limits The noise level at the Fence Line shall be determined during the FEED Stage. The maximum allowable sound power level for the Unit shall be determined during FEED Stage. 9.2.2 In Plant Noise Limits The noise limit is indicated in HSE Design Philosophy, under Exhibit Four, for in- plant work areas is applicable for the PROJECT. CONTRACTOR will provide information on equipment that may exceed the maximum allowable noise level per the procurement specifications, based on available vendor equipment noise level information. 9.2.3 Noise at Upset Conditions – Start –up and Shut Down Operations Silencers are required for sonic vents to atmosphere. This is applicable for start- up and shut down operations.

Project Name: SMR Romania Project Project Location: , Romania PART I – SCOPE OF WORK Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 30Sep2024 Form 000.430.F0115 (Revision Date: 17Apr2020) Copyright © 2020, Fluor Corporation. All Rights Reserved. Contract Management Page 49 of 49 Contractor Company 9.2.4 Minimizing Fugitive Emissions during Design CONTRACTOR shall minimize the Fugitive Emissions during design by specifying low emission valves, pump seals and compressor seals. In addition, sealed process drains and minimization of flange connections in design will be required to minimize fugitive emissions. 9.3 Equipment Numbering Deleted. 9.4 Line Numbering Deleted. 9.5 Other Specifications Other supplemental procedures may be issued and added to Specification and Standard List under Exhibit Four, as required and pending CONTRACTOR’s evaluation of COMPANY’s Specifications. 10.0 EXECUTIVE SPONSOR CONTRACTOR shall nominate an Executive Sponsor for the Contract. The role of the Executive Sponsor is to be the Senior Management contact who will become involved and take a proactive approach to the successful execution of the WORK. The Executive Sponsor will be aware of the progress of the WORK through the major milestones in Exhibit One, Contract Milestone Schedule and will hold at least one meeting each month on the status of the WORK. CONTRACTOR’s Executive Sponsor will contact COMPANY’s Executive Sponsor on any potential problems in CONTRACTOR’s Organization or in COMPANY’s Organization or other major issues that may negatively impact the progress of the WORK. CONTRACTOR’s Executive Sponsor will be available to meet with COMPANY’s Executive Sponsor or other COMPANY Project Representative to review the status of the WORK and the Contract. END OF PART I – SCOPE OF WORK

FLUOR®

EXHIBIT ONE
CONTRACT MILESTONE SCHEDULE
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 00

Owner Name: RoPower Nuclear S.A.
Project Name: SMR Romania Project
Project Location: Doicesti, Romania

INTRODUCTION

In addition to the schedule requirements elsewhere in the Contract, this Exhibit One to Part I – Scope of Work, provides further detail for Contractor development of the detailed schedule and shall be used to capture the Contract Milestone Schedule (Appendix 1) and Priority Deliverables associated with Liquidated Damages, in accordance with Part IV – Special Terms.

1.0 PRIORITY DELIVERABLE DATES – MILESTONE ("MS") COMPLETION DATES

1.1 Contractor shall complete the work for the Priority Deliverables (*"Milestones"*) in this Section 1.1 not later than the Delivery Date (*"Milestone Completion Date"*) shown below:

MS Priority Deliverable	Description	Delivery Date	Liquidated Damages
MS 01	**Permitting Plan**		
MS 01.1	P&RP / REP Rev.0 - CONTRACTOR Complete Resolution of RoPower Comments	T+19 Weeks	Yes
MS 01.2	P&RP / REP Rev.0 - Receive Initial CONTRACTOR Input	T+8 Weeks	Yes
MS 02	**Level 2 EPC Schedule**		
MS 02.1	CONTRACTOR Issue Level 2 EPC Project Schedule to COMPANY for Review	T+31 Weeks	Yes
MS 03	**EPC Scope of Work**		
MS 03.1	CONTRACTOR Issue EPC Scope of Work to COMPANY (Issue EPC Scope of Work is considered complete upon the delivery of a written description of the activities included in the CONTRACTOR L3 Engineering and Procurement schedule for NPM/OEM scope of supply, as described in section 4.5.3 under "Level 3 Detailed Design Phase Schedule".)	T+36 Weeks	Yes
MS 04	**Class 3 Estimate**		
MS 04.1	CONTRACTOR Issue Class 3 TIC Project Cost Estimate and Basis to COMPANY (Issue Class 3 TIC Project Cost Estimate and Basis is considered complete upon the delivery of the Class 3 Cost Estimate information for all items	T+36 Weeks	Yes

FORM 000.430.F0188 (Revision Date: 04May2016)

Contract Management
Page 1 of 3

Contractor **Company**

EXHIBIT ONE CONTRACT MILESTONE SCHEDULE Owner Name: RoPower Nuclear S.A. Contract No.: R1MA-P2-OFS-90-K200 Project Name: SMR Romania Project Rev. No.: 00 Project Location: Doicesti, Romania FORM 000.430.F0188 (Revision Date: 04May2016) Contract Management Page 2 of 3 __________ __________ Contractor Company listed in Section 4.5.1 and 4.5.2, with the exception of “participate in presentations and reviews of its MTO and Estimate Basis documents with the COMPANY”. MS 05 FEED Complete MS 05.1 CONTRACTOR FEED Complete T+51 Weeks YES “T” shall represent the Contract award date. 1.1.1 Deliverables that shall be submitted to complete each of these Milestones is as set forth in this Contract Milestone Schedule (Appendix 1). 1.1.2 Details of the amounts provided for liquidated damages are as set forth in Article 2.0 of this Exhibit. 1.2 Milestone Completion, for purposes of liquidated damages, a Priority Deliverable shall be deemed complete upon Contractor submission of the Priority Deliverable by the Delivery Date, plus a twenty-eight (28) day grace period (“Milestone Completion”). Liquidated Damages will begin to accrue on day one (1) and shall continue to accrue (up to 60 calendar days) until delivery is achieved. 1.3 Following Milestone Completion, and upon Company request, Contractor shall be required, pursuant to a Change, if applicable, and not incorporated in Contract Part I - Scope of Work, to incorporate any Company, Owner, and applicable governing authority or regulatory agency comments with respect to the Deliverable and shall resubmit the Deliverable, as required or requested by Company. 2.0 LIQUIDATED DAMAGES FOR LATE COMPLETION 2.1 Contractor guarantees the dates set forth in Article 1.0 herein to be firm and shall be the final dates for Milestone Completion by Contractor for each Milestone, except to the extent modified by an approved Contract Modification. 2.2 It is hereby agreed that the actual damages and loss that Company will incur as a result of Contractor's failure to complete each Priority Deliverable (Milestone) by such date would be impracticable and infeasible to determine. 2.3 The Parties agree that the amount(s) set forth below are a reasonable and fair estimate of the damages and loss which Company would suffer for each such calendar day by which Contractor is late in achieving Completion of said Priority Deliverable (Milestone). 2.4 It is therefore agreed that, in the event of such failure by Contractor, Contractor shall pay to Company the appropriate daily amount(s) set forth below for each calendar day by which the actual final date of Milestone Completion is later than the firm date set forth in Article 1.0 herein, provided that the actual final date is later than the grace period, up to a maximum of sixty (60) such calendar days.

FLUOR®

Owner Name: RoPower Nuclear S.A.
Project Name: SMR Romania Project
Project Location: Doicesti, Romania

EXHIBIT ONE
CONTRACT MILESTONE SCHEDULE
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 00

2.5 Contractor agrees that all sums payable by Contractor to Company as liquidated damages pursuant to this Section 2.5 may be deducted by Company from the Contract Price. The liquidated damages are agreed to be a reasonable estimate of actual damages, not a penalty. It is further agreed that this Section 2.5 shall not constitute a waiver of any right of Company or Owner to damages or other remedies of Company or Owner under this Contract or otherwise for Contractor's improper performance or default in performance of any other aspect of this Contract.

2.6 In accordance with Contract Part IV – Prime Contract Flowdowns and Special Terms, Section 2.3 entitled, "Deliverables Schedule and Liquidated Damages," the amounts shown below are agreed upon for the purposes of estimating the maximum not-to-exceed (NTE) value of each Priority Deliverable, but the total actual value of all Liquidated Damages shall not exceed five percent (5%) of all amounts paid by Company to Contractor under this Task Order.

Priority (MS) Deliverable	Damages for Days Late (day 01-60)	Maximum NTE Damages Per Priority Deliverable
MS 01.1	$ [**]/day	$ [**]
MS 01.2	$ [**]/day	$ [**]
MS 02.1	$ [**]/day	$ [**]
MS 03.1	$ [**]/day	$ [**]
MS 04.1	$ [**]/day	$ [**]
MS 05.1	$ [**]/day	$ [**]

MS 01.1 Example: Milestone Completion is achieved thirty (30) days late.

Liquidated Damages: 30 days x $ [**]/day = $ [**] Total

3.0 CONTRACT MILESTONE SCHEDULE (Form 000.430.F0188, Appendix 1)

The appended Contract Milestone Schedule includes finish dates for major activities, completion milestones, current information on Company provided deliverables and the general sequence of work. Contractor shall use this Contract Milestone Schedule with its dates and sequence of work to develop the Contract Detail Schedule and work plan.

APPENDICES

Appendix 1: Contract Milestone Schedule, Rev. 00, dated 12Sep24

END OF EXHIBIT ONE – CONTRACT MILESTONE SCHEDULE

FORM 000.430.F0188 (Revision Date: 04May2016)

Contract Management
Page 3 of 3

Contractor **Company**

FLUOR®

CONTRACT PART II – COMMERCIAL TERMS
COST REIMBURSABLE
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0

Client Name: RoPower Nuclear S.A.
Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

INDEX OF ARTICLES

ARTICLE	DESCRIPTION	PAGE
1.0	CONTRACT PRICE	2
2.0	PRICING BASIS	4
3.0	PRICING FOR CHANGES	5
4.0	TAXES	5
5.0	PAYMENT TERMS	6
6.0	DETERMINATION OF UNITS	8
7.0	INVOICING INSTRUCTIONS	8
8.0	NOT USED	15
9.0	LIMITATION OF FUNDS	15

COMMERCIAL SCHEDULES

SCHEDULE - A	NOT USED
SCHEDULE - B	NOT USED
SCHEDULE - C	ALL INCLUSIVE LABOR RATES
SCHEDULE - D	NOT USED
SCHEDULE - E	LIST OF SUBCONTRACTORS
SCHEDULE - F	NOT USED
SCHEDULE - G	NOT USED

Form 000.430.F0116C (Revision Date: 23Feb2017)
Copyright © 2017, Fluor Corporation. All Rights Reserved.
Contract Management
Page 1 of 24

Contractor Company

FLUOR
CONTRACT PART II – COMMERCIAL TERMS
COST REIMBURSABLE
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0
Client Name: RoPower Nuclear S.A.
Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

1.0 CONTRACT PRICE

Compensation to Contractor for performance by Contractor of the Work, compliance with all terms and conditions of this Contract, and for Contractor's payment of all obligations incurred in, or applicable to, performance of the Work shall be the estimated, not guaranteed and not-to-exceed (NTE) Contract Price of [**] ($[**]).

Parties hereby acknowledge the cost-reimbursable nature of this Contract; however, Contractor shall execute the Work in accordance with the NTE Contract Price incorporated herein.

The Table below provides a breakdown of the estimated costs, including both the values for Milestone Payments and the estimated cost that shall be reimbursable on a monthly basis for Support Labor, all subject to the terms and conditions contained herein.

Table 1 – Estimated Contract Price Schedule

1.1.1. Estimated Monthly Invoice Payments (Support Labor) (34.1% of Total Estimate)	**Estimate ($)**
[A] Support Labor (Refer to Attachment G – Annex 07.05 for Support Labor Categories)	
(Nuclear) Project Management, Support, and Administration (2.4% of Estimate)	$ [**]
(Non-Nuclear) Project Management, Support, and Administration (31.7% of Total Estimate)	$ [**]
[A] Subtotal Estimated Support Labor Costs =	**$ [**]**
1.1.2. Milestone Payments (Engineering Labor) (65.0% of Total Estimate)	**Estimate ($)**
[B] Engineering Labor (Refer to Attachment G – Annex 07.05 for Support Labor Categories)	
(Nuclear) MS 1: Contract Execution Date (3.8% of Estimate)	$ [**]
(Non-Nuclear) MS 1: Contract Execution Date (6.2% of Estimate)	$ [**]
Objective C: Development of Site License Application and Euratom Notification	
(Nuclear) MS 2: Submit P&RP/REP Comments to Company (1.9% of Estimate)	$ [**]
(Non-Nuclear) MS 2: Submit P&RP/REP Comments to Company (3.1% of Estimate)	$ [**]
Objective A: Site-specific Preliminary Design Completion & Basis of Estimate (BOE)	
(Nuclear) MS 3: Codes & Standards Database Review & Update (3.8% of Estimate)	$ [**]
(Non-Nuclear) MS 3: Codes & Standards Database Review & Update (6.2% of Estimate)	$ [**]
(Nuclear) MS 4: Functional Architecture Report Complete (3.8% of Estimate)	$ [**]
(Non-Nuclear) MS 4: Functional Architecture Report Complete (6.2% of Estimate)	$ [**]
(Nuclear) MS 5: Info Pack Part 3 Submitted (Non-SGI) (3.8% of Estimate)	$ [**]
(Non-Nuclear) MS 5: Info Pack Part 3 Submitted (Non-SGI) (6.2% of Estimate)	$ [**]
(Nuclear) MS 6: IAEA Quality Classification Evaluation (4.2% of Estimate)	$ [**]
(Non-Nuclear) MS 6: IAEA Quality Classification Evaluation (6.8% of Estimate)	$ [**]
Objective B: Class 3 Project Cost Estimate (C3 PCE) Completion	
(Nuclear) MS 7: All Mechanical Equipment List Complete for BOE (4.2% of Estimate)	$ [**]
(Non-Nuclear) MS 7: All Mechanical Equipment List Complete for BOE (6.8% of Estimate)	$ [**]

Form 000.430.F0116C (Revision Date: 23Feb2017)
Copyright © 2017, Fluor Corporation. All Rights Reserved.
Contract Management
Page 2 of 24

Contractor Company

FLUOR®

CONTRACT PART II – COMMERCIAL TERMS
COST REIMBURSABLE
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0

Client Name: RoPower Nuclear S.A.
Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

Objective A: Site-specific Preliminary Design Completion & Basis of Estimate (BOE)	
(Nuclear) MS 8: BOS: System Design Specification Plant Electrical (3.4% of Estimate)	$ [**]
(Non-Nuclear) MS 8: BOS: System Design Specification Plant Electrical (5.6% of Estimate)	$ [**]
(Nuclear) MS 9: PMC Equipment Lists Complete (3% of Estimate)	$ [**]
(Non-Nuclear) MS 9: PMC Equipment Lists Complete (5% of Estimate)	$ [**]
(Nuclear) MS 10: NPM-20 System Design Reports Complete (1.1% of Estimate)	$ [**]
(Non-Nuclear) MS 10: NPM-20 System Design Reports Complete (1.9% of Estimate)	$ [**]
(Nuclear) MS 11: All BLDG Engineering Calculation Complete (1.1% of Estimate)	$ [**]
(Non-Nuclear) MS 11: All BLDG Engineering Calculation Complete (1.9% of Estimate)	$ [**]
Objective G: HG907/2016 Requirements	
(Nuclear) MS 12: FEED Phase 2 Complete (3.8% of Estimate)	$ [**]
(Non-Nuclear) MS 12: FEED Phase 2 Complete (6.2% of Estimate)	$ [**]
[B] Subtotal Estimated Engineering Labor Costs =	**$ [**]**
1.1.3. Estimate for Travel Costs (0.9% of Total Estimate)	**Estimate ($)**
Estimated Travel Costs (included in Support Labor Estimate) =	**$$ [**]**
Total Not Guaranteed, and Not-to-Exceed Contract Value [A]+[B] =	**$ [**]**

This Contract Price is the sum of the following costs and mark-ups.

1.1 Labor

1.1.1 **Support Labor**: Compensation to Contractor for Support Labor, related costs and profit shall be in accordance with the rates set forth in Commercial Schedules C - All Inclusive Labor Rates, extended by the quantity of mutually agreed upon hours worked.

1.1.2 **Engineering Labor**: Initial compensation to Contractor for Engineering Labor, related costs and profit shall be in accordance with the Milestone Payments values incorporated under Table 1 – Estimated Contract Price Schedule (above). A final reconciliation will be conducted prior to final payment, and final compensation to Contractor for Engineering Labor, related costs and profit shall be in accordance the with the rates set forth in Commercial Schedules C - All Inclusive Labor Rates, extended by the quantity of mutually agreed upon hours worked.

1.1.3 **Travel Reimbursement**: Compensation to Contractor for travel and related costs shall be at actual costs to Contractor without mark-ups, related costs, or profit. The estimate for travel costs is shown above for reference and is incorporated in the Support Labor total estimate. To be eligible for Travel Reimbursement, Contractor shall obtain prior written approval from Company via a travel authorization form (available upon request) that will be used by all Project personnel to document travel and related costs.

Form 000.430.F0116C (Revision Date: 23Feb2017)
Copyright © 2017, Fluor Corporation. All Rights Reserved.
Contract Management
Page 3 of 24

Contractor Company

FLUOR®

Client Name: RoPower Nuclear S.A.
Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

CONTRACT PART II – COMMERCIAL TERMS
COST REIMBURSABLE
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0

1.2 Subcontracts

Services of subcontractors and outside consultants will be invoiced at actual cost, plus [**] for handling.

1.3 Time Sheets (Monthly Time Reports)

For all Work performed under this Contract, Contractor shall submit monthly time sheets (time reports, or hours worked reports) for approval by Company following performance of the Work for the previous month. A reconciled and approved copy of said time sheet (time report), which shall detail all hours worked, must be submitted in support of Contractor's billing. Contractor shall submit time sheets (time reports) for Engineering Labor and Support Labor separately. Engineering Labor time sheets (time reports) will be used for the final reconciliation of costs incurred in accordance with Section 7.8 (below).

1.4 All U.S. taxes, costs and expenses (which are not expressly stated in this Article 1.0 to be reimbursable) necessary for Contractor to perform changes to the Work shall be deemed included within the rates or the markups for overhead or profit set forth herein. Such taxes, costs and expenses shall include all items expressly stated in this Contract that are to be at the cost, expense or for the account of Contractor, or which are stated to be performed by Contractor at no additional cost to Company.

2.0 PRICING BASIS

2.1 Except as expressly set forth herein under Section 2.6, all rates and prices set forth herein are firm for the duration of the Work, until acceptance by Company and include all Contractor's costs, payroll and other expenses and burdens, and all overhead and profit for complete performance of the Work, unless explicitly noted otherwise.

2.2 To the extent permitted by applicable law, the Contract Price, pricing for changes, and all other prices and rates set forth herein shall include, but shall not be limited to all U.S. taxes, duties, fees, and insurance.

2.3 The rates and prices set forth herein shall include all costs associated with, and relative to, performing Work in accordance with all applicable local, state and federal safety regulations, as well as Owner's and Company's safety, security and fire regulations.

2.4 The rates and all prices shall apply regardless of when the Work is performed, be it day or night or a holiday, unless Company accepts in writing, prior to performance, that Work performed outside of normal working hours is subject to additional compensation to Contractor. Compensation for changes to the Work performed using all-in labor rates shall be commensurate with Commercial Schedules C - All Inclusive Labor Rates, applicable to the time of day and calendar day upon which the Work is performed.

Form 000.430.F0116C (Revision Date: 23Feb2017)
Copyright © 2017, Fluor Corporation. All Rights Reserved.
Contract Management
Page 4 of 24

Contractor Company

FLUOR®

CONTRACT PART II – COMMERCIAL TERMS
COST REIMBURSABLE
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0

Client Name: RoPower Nuclear S.A.
Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

2.5 All rates and prices utilized as part of this Contract shall be expressed in U.S. Dollars and such pricing shall not be subject to change in the event of fluctuation in the rate of exchange of any other currency against the U.S. Dollar.

2.6 The billing charge rates are subject to [**] escalation beginning January 1st, 2025, and such rate revision will only be incorporated into the Contract with an approved Contract modification. Estimated rates for 2025 are included in Commercial Schedules C - All Inclusive Labor Rates for reference only.

3.0 PRICING FOR CHANGES

3.1 Company may request, and Contractor shall provide, proposals for scope of work changes (additions and deletions) which are priced, at Company's option, by one or a combination of the following methods:

3.1.1 Negotiated lump sums based upon a mutually agreed scope of work.
3.1.2 Negotiated unit prices not previously established in the Contract.
3.1.3 On a time and material basis, at the labor rates set forth in the applicable Commercial Schedules C - All Inclusive Labor Rates.

3.2 Time and Material Basis for Changes

If Company directs changes to the Work be performed on a time and material basis, compensation to Contractor shall be as follows:

3.2.1 All-inclusive labor rates set forth in Commercial Schedules C - All Inclusive Labor Rates, shall be applied to all agreed hours worked. All labor used for changes, and which do not resemble classifications listed in Commercial Schedules C - All Inclusive Labor Rates, shall be approved by Company prior to their use.

3.2.2 Traveling expenses, including transportation, room, board, and other similar expenses will be invoiced at actual cost.

3.2.3 All subcontracts and services provided by others for performance of changes or extra work requested by Company, which have not been objected to by Company shall be at actual cost to Contractor of such subcontracts or services provided by others (not to exceed such subcontract price) plus a mark-up, for all profit and overhead expense of Contractor thereon which shall not exceed [**].

4.0 TAXES

4.1 To the extent permitted by applicable law, the Contract Price, pricing for changes, and all other prices and rates set forth herein, includes all U.S. taxes, duties, fees and other

Form 000.430.F0116C (Revision Date: 23Feb2017)
Copyright © 2017, Fluor Corporation. All Rights Reserved.
Contract Management
Page 5 of 24

Contractor Company

Client Name: RoPower Nuclear S.A. Project Name: SMR Romania Project Project Location: CONTRACT PART II – COMMERCIAL TERMS COST REIMBURSABLE Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 Form 000.430.F0116C (Revision Date: 23Feb2017) Copyright © 2017 Reserved. Contract Management Page 6 of 24 Contractor Company assessments of whatever nature imposed by governmental authorities and applicable to the performance of the Work and this Contract. Contractor shall not be reimbursed for personal property taxes on construction equipment and other property owned by Contrac 4.2 assessments set forth in Section 4.1. 4.3 Contractor shall be responsible for maintaining and furnishing the necessary records and documentation required by government authorities and Company to apply for and obtain tax and duty refunds. 4.4 Company is required to obtain correct taxpayer identification numbers from all non- be subject to IRS Form 1099 reporting. Thirty-one percent (31%) back-up tax withholding will be imposed on all Form fails to provide a correct taxpayer identification number. Taxpayer I.D. No.: 88-3437008 4.5 ion of 5.0 PAYMENT TERMS 5.1 Contractor shall submit invoices for Support Labor monthly by calendar month. 5.2 Contractor shall submit invoices for Engineering Labor in accordance with the Milestone Payment Schedule set forth herein and further defined under Section 7.6. Company will pay all undisputed amounts within thirty (30) calendar days after receipt and approval by delayed. Each payment shall be for one hundred percent (100%) of the invoiced amount of Work completed by Contractor. In the even dispute within such thirty (30) day period. Any undisputed amounts will be invoiced separately by the Contractor and paid within thirty (30) days after submission of the original invoice. 5.3 transmit to Company all applicable Contract documents. Failure to submit these Contract documents in accordance with the instructions set forth herein will delay any and all approved payments until these requirements are met. The following is an exclusive listing

Client Name: RoPower Nuclear S.A. Project Name: SMR Romania Project Project Location: CONTRACT PART II – COMMERCIAL TERMS COST REIMBURSABLE Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 Form 000.430.F0116C (Revision Date: 23Feb2017) Copyright © 2017 Reserved. Contract Management Page 7 of 24 Contractor Company of applicable Contract documents and the condition in which they must be provided to Company in order to be acceptable: 5.3.1 Contract Agreement – fully and correctly executed in accordance with the instructions set forth in the cover letter Contract. 5.3.2 Evidence of Insurance – certificate(s) of insurance required by the Contract are in effect. 5.3.3 Milestone Payment Certificates – submitted by Contractor and approved by Company for each of the Milestone Payments described herein. 5.3.4 Partial / Final Payment Release Certificates – submitted on proper notarized forms satisfactory to Company and which evidence that Contractor has paid in employed during the time period covered by the invoice. 5.3.5 Company shall not be obligated to make final payments to Contractor under the Project until all services and deliverables are completed and received by the agreed upon by Company and Contractor. 5.4 The final invoice shall be submitted for final payment after completion of Work and compliance by Contractor with all terms of this Contract. This invoice shall contain a complete itemized listing of Work performed and gross amount. made less than thirty (30) calendar days after completion of all Work and in any event shall not be sooner than thirty (30) calendar days after receipt and approval of a proper invoice and supporting documents to Company. Final payment shall not relieve Contractor of any obligation under the Contract warranty provisions. 5.5 Contractor shall prepare all invoices in a form satisfactory to and approved by Company. documentation supporting each element of measurement and/or cost. Any invoice . Any costs associated with the

FLUOR®

CONTRACT PART II – COMMERCIAL TERMS
COST REIMBURSABLE
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0

Client Name: RoPower Nuclear S.A.
Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

5.6 At Company's request, Contractor shall furnish evidence, reasonably satisfactory to Company, that all labor and materials furnished, and equipment used during the period covered by an invoice have been paid for in full and that the Work is not subject to liens or claims on account thereof. Company may withhold payment of invoices until Contractor furnishes such evidence.

6.0 DETERMINATION OF UNITS

All units of Work performed for the Contract Price set forth in Article 1.0 entitled CONTRACT PRICE and Article 3.0 entitled PRICING FOR CHANGES of this PART II COMMERCIAL TERMS, shall be determined and documented in accordance with the Right of Audit provisions set forth in the Contract.

7.0 INVOICING INSTRUCTIONS

7.1 Contractor shall submit draft invoices to Company's Contracts Manager for review prior to final submission for payment. Company's Contracts Manager will review the invoice to ensure it complies with the requirements set forth herein, and Contractor will make any required changes or revisions for the invoice to be deemed compliant, if necessary.

7.2 Once approved by Company's Contracts Manager, Contractor shall submit separate, uniquely numbered invoices, with the Contract and applicable Purchase Order (P.O.) number clearly displayed at the top of each page. Each invoice shall consist of one (1) electronic copy complete with supporting documentation submitted to: AP.MAIL.R1MA@FLUOR.COM with electronic carbon copy to the Contract Manager, or their designee and/or assigns.

7.3 All invoices shall include the following information in the subject line of the email and on the invoice document:

7.3.1 Contract No.: R1MA-P2-OFS-90-K200
7.3.2 Fluor P.O. Reference No.: *To be provided after award*
7.3.3 Invoice Number

7.4 The invoices shall be addressed to Company in its name and address as set forth in the Contract Signature Document. When possible, all invoices shall by consolidated into a single Adobe (.pdf) document which shall include Contract No., P.O. Reference No., and Invoice No. in the document title. Any working documents (i.e. Excel) normally delivered with the invoice transmittals shall also be included in the email transmittal.

7.5 Contractor shall submit monthly (calendar month) progress invoices for Support Labor within ten (10) calendar days after the last calendar day of the month.

Form 000.430.F0116C (Revision Date: 23Feb2017)
Copyright © 2017, Fluor Corporation. All Rights Reserved.
Contract Management
Page 8 of 24

Contractor Company

FLUOR

CONTRACT PART II – COMMERCIAL TERMS
COST REIMBURSABLE
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0

Client Name: RoPower Nuclear S.A.
Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

7.6 **Milestone (MS) Payment Schedule:** Contractor shall submit its invoice(s) based on the Milestone Payment Schedule set forth below, and these Milestone Payments will be paid upon completion in accordance with the following:

7.6.1 Milestone (MS) Payment One (1):

7.6.1.1 Payment associated with MS 1:

A. Mobilization (Contract Execution Date) payment equal to [**] of the estimated not-to-exceed Contract Price for Engineering Labor, as defined under Article 1.0.

7.6.1.2 The following conditions shall also be met for the release of these MS Payments[1]:

A. Execution of this Contract No.: R1MA-P2-OFS-90-K200, by both Parties;
B. Receipt by Company of an approved Certificate of Insurance;
C. Receipt by Company of an acceptable Progress Payment Release Certificate, Contract Attachment B – Administrative Procedures, Appendix B10 (Form 000.430.F0148); and
D. Company's signature acknowledgement that all requirements for this Milestone have been completed in accordance with Contract Part I - Scope of Work. (Milestone Payment Certificate – Appendix B20)

Note 1: Subsection 7.6.1.2A-B shall only apply to MS Payment 1.

7.6.2 Milestone (MS) Payment Two (2):

7.6.2.1 Payment associated with MS 2:

A. Total cost estimate, as set forth herein under Article 1.0, for Submit P&RP/REP Comments to Company.

7.6.2.2 The following conditions shall also be met for the release of these MS Payments:

A. Receipt by Company of an acceptable Progress Payment Release Certificate, Contract Attachment B – Administrative Procedures, Appendix B10 (Form 000.430.F0148); and
B. Company's signature acknowledgement that all requirements of the Milestone have been completed in accordance with Contract Part I - Scope of Work. (Milestone Payment Certificate – Appendix B20)

Form 000.430.F0116C (Revision Date: 23Feb2017)
Copyright © 2017, Fluor Corporation. All Rights Reserved.
Contract Management
Page 9 of 24

Contractor Company

FLUOR®

CONTRACT PART II – COMMERCIAL TERMS
COST REIMBURSABLE
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0

Client Name: RoPower Nuclear S.A.
Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

7.6.3 Milestone (MS) Payment Three (3):

7.6.3.1 Payment associated with MS 3:

A. Total cost estimate, as set forth herein under Article 1.0, for Codes & Standards Database Review & Update Complete to Company.

7.6.3.2 The following conditions shall also be met for the release of these MS Payments:

A. Receipt by Company of an acceptable Progress Payment Release Certificate, Contract Attachment B – Administrative Procedures, Appendix B10 (Form 000.430.F0148); and
B. Company's signature acknowledgement that all requirements of the Milestone have been completed in accordance with Contract Part I - Scope of Work. (Milestone Payment Certificate – Appendix B20)

7.6.4 Milestone (MS) Payment Four (4):

7.6.4.1 Payment associated with MS 4:

A. Total cost estimate, as set forth herein under Article 1.0, for Functional Architecture Report Complete to Company.

7.6.4.2 The following conditions shall also be met for the release of these MS Payments:

A. Receipt by Company of an acceptable Progress Payment Release Certificate, Contract Attachment B – Administrative Procedures, Appendix B10 (Form 000.430.F0148); and
B. Company's signature acknowledgement that all requirements of the Milestone have been completed in accordance with Contract Part I - Scope of Work. (Milestone Payment Certificate – Appendix B20)

7.6.5 Milestone (MS) Payment Five (5):

7.6.5.1 Payment associated with MS 5:

A. Total cost estimate, as set forth herein under Article 1.0, for Info Pack Part 3 Submitted (Non-SGI) to Company.

7.6.5.2 The following conditions shall also be met for the release of these MS Payments:

Form 000.430.F0116C (Revision Date: 23Feb2017)
Copyright © 2017, Fluor Corporation. All Rights Reserved.
Contract Management
Page 10 of 24

Contractor Company

FLUOR

CONTRACT PART II – COMMERCIAL TERMS
COST REIMBURSABLE
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0

Client Name: RoPower Nuclear S.A.
Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

A. Receipt by Company of an acceptable Progress Payment Release Certificate, Contract Attachment B – Administrative Procedures, Appendix B10 (Form 000.430.F0148); and
B. Company's signature acknowledgement that all requirements of the Milestone have been completed in accordance with Contract Part I - Scope of Work. (Milestone Payment Certificate – Appendix B20)

7.6.6 Milestone (MS) Payment Six (6):

7.6.6.1 Payment associated with MS 6:

A. Total cost estimate, as set forth herein under Article 1.0, for IAEA Quality Classification Evaluation Complete to Company.

7.6.6.2 The following conditions shall also be met for the release of these MS Payments:

A. Receipt by Company of an acceptable Progress Payment Release Certificate, Contract Attachment B – Administrative Procedures, Appendix B10 (Form 000.430.F0148); and
B. Company's signature acknowledgement that all requirements of the Milestone have been completed in accordance with Contract Part I - Scope of Work. (Milestone Payment Certificate – Appendix B20)

7.6.7 Milestone (MS) Payment Seven (7):

7.6.7.1 Payment associated with MS 7:

A. Total cost estimate, as set forth herein under Article 1.0, for All Mechanical Equipment List Complete for Basis of Estimate to Company.

7.6.7.2 The following conditions shall also be met for the release of these MS Payments:

A. Receipt by Company of an acceptable Progress Payment Release Certificate, Contract Attachment B – Administrative Procedures, Appendix B10 (Form 000.430.F0148); and
B. Company's signature acknowledgement that all requirements of the Milestone have been completed in accordance with Contract Part I - Scope of Work. (Milestone Payment Certificate – Appendix B20)

Form 000.430.F0116C (Revision Date: 23Feb2017)
Copyright © 2017, Fluor Corporation. All Rights Reserved.
Contract Management
Page 11 of 24

Contractor Company

FLUOR®

CONTRACT PART II – COMMERCIAL TERMS
COST REIMBURSABLE
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0

Client Name: RoPower Nuclear S.A.
Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

7.6.8 Milestone (MS) Payment Eight (8):

7.6.8.1 Payment associated with MS 8:

A. Total cost estimate, as set forth herein under Article 1.0, for BOS: System Design Specification Plant Electrical Complete to Company.

7.6.8.2 The following conditions shall also be met for the release of these MS Payments:

A. Receipt by Company of an acceptable Progress Payment Release Certificate, Contract Attachment B – Administrative Procedures, Appendix B10 (Form 000.430.F0148); and
B. Company's signature acknowledgement that all requirements of the Milestone have been completed in accordance with Contract Part I - Scope of Work. (Milestone Payment Certificate – Appendix B20)

7.6.9 Milestone (MS) Payment Nine (9):

7.6.9.1 Payment associated with MS 9:

A. Total cost estimate, as set forth herein under Article 1.0, for PMC Equipment Lists Complete to Company.

7.6.9.2 The following conditions shall also be met for the release of these MS Payments:

A. Receipt by Company of an acceptable Progress Payment Release Certificate, Contract Attachment B – Administrative Procedures, Appendix B10 (Form 000.430.F0148); and
B. Company's signature acknowledgement that all requirements of the Milestone have been completed in accordance with Contract Part I - Scope of Work. (Milestone Payment Certificate – Appendix B20)

7.6.10 Milestone (MS) Payment Ten (10):

7.6.10.1 Payment associated with MS 10:

A. Total cost estimate, as set forth herein under Article 1.0, for NPM-20 System Design Reports Complete to Company.

7.6.10.2 The following conditions shall also be met for the release of these MS Payments:

Form 000.430.F0116C (Revision Date: 23Feb2017)
Copyright © 2017, Fluor Corporation. All Rights Reserved.
Contract Management
Page 12 of 24

Contractor Company

FLUOR®

Client Name: RoPower Nuclear S.A.
Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

CONTRACT PART II – COMMERCIAL TERMS
COST REIMBURSABLE
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0

A. Receipt by Company of an acceptable Progress Payment Release Certificate, Contract Attachment B – Administrative Procedures, Appendix B10 (Form 000.430.F0148); and
B. Company's signature acknowledgement that all requirements of the Milestone have been completed in accordance with Contract Part I - Scope of Work. (Milestone Payment Certificate – Appendix B20)

7.6.11 Milestone (MS) Payment Eleven (11):

7.6.11.1 Payment associated with MS 11:

A. Total cost estimate, as set forth herein under Article 1.0, for All BLDG Engineering Calculations Complete to Company.

7.6.11.2 The following conditions shall also be met for the release of these MS Payments:

A. Receipt by Company of an acceptable Progress Payment Release Certificate, Contract Attachment B – Administrative Procedures, Appendix B10 (Form 000.430.F0148); and
B. Company's signature acknowledgement that all requirements of the Milestone have been completed in accordance with Contract Part I - Scope of Work. (Milestone Payment Certificate – Appendix B20)

7.6.12 Milestone (MS) Payment Twelve (12):

7.6.12.1 Payment associated with MS 12:

A. Reimbursable allowable costs for Engineering Labor, in accordance with Subsection 1.1.2, incurred for Phase 2 FEED Completion.

7.6.12.2 The following conditions shall also be met for the release of this MS Payment:

A. Company and Contractor shall reach a mutual agreement on the actual cost incurred reconciliation, as described under Section 7.8; and
B. Receipt by Company of the Notice of Completion, Contract Attachment B – Administrative Procedures, Appendix B13 (Form 000.430.F0181); and
C. Receipt by Company of an acceptable Final Payment Release Certificate, Contract Attachment B – Administrative Procedures, Appendix B11 (Form 000.430.F0149); and

Form 000.430.F0116C (Revision Date: 23Feb2017)
Copyright © 2017, Fluor Corporation. All Rights Reserved.
Contract Management
Page 13 of 24

Contractor Company

FLUOR®

CONTRACT PART II – COMMERCIAL TERMS
COST REIMBURSABLE
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0

Client Name: RoPower Nuclear S.A.
Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

D. Company's signature acknowledgement that all requirements of the Milestone have been completed in accordance with Contract Part I - Scope of Work. (Milestone Payment Certificate – Appendix B20); and

E. Company's written acknowledgement that all requirements of the Contract have been successfully completed, which will be provided via Company issuance of the Notice of Acceptance Certificate, Contract Attachment B – Administrative Procedures, Appendix B12 (Form 000.430.F0159).

7.7 Invoices shall be submitted for Milestone Payments at the estimated Milestone values identified in Article 1.0 Contract Price. Payment will be released in accordance with the values above (Table 1 – Estimated Contract Price Schedule) and adjusted prior to the final invoice payment, which shall be based on a final reconciliation of actual costs incurred pursuant to Section 7.8.

7.8 Upon completion of the Work, an actual labor cost reconciliation will occur. The difference between the total Milestone payments made to Contractor in accordance with Table 1, will be compared to actual labor cost incurred at rates set forth in Commercial Schedules C - All Inclusive Labor Rates. A credit invoice shall be submitted to Company if the actual labor cost incurred is less than the total Milestone payments made to Contractor in accordance with Table 1. The final reconciliation value shall be agreed upon by both Company and Contractor prior to final acceptance. A credit invoice, if applicable, shall be submitted within five (5) business days following completion of this reconciliation process.

7.9 Contractor's invoices shall be accompanied by a progress payment release or a final payment release, in a format prescribed by Company.

7.10 Contractor's invoices shall indicate the time period during which the Work was performed and for which the invoice is submitted. The invoice shall also include the Milestone Payment No. applicable to the Work being invoiced.

7.11 Company will not be obligated to pay for invoice items not supported by documentation, as may be required. Company reserves the right to make partial or provisional payment on an invoice in dispute, pending audit and reconciliation of the total charge.

7.12 Any invoice received but not reasonably determined by Company to be compliant will be rejected by Company for re-submission by Contractor. Payment terms will be reset to the terms defined in Section 5.2 following a rejected invoice. Payment terms begin from the date of submission of a complete and compliant invoice.

7.13 Contractor shall comply with the requirements of this Contract to furnish the reports and deliverables in a timely manner and in a format mutually agreed upon. If Contractor does not submit the reports or deliverables in accordance with Part I – Scope Work, Company

Form 000.430.F0116C (Revision Date: 23Feb2017)
Copyright © 2017, Fluor Corporation. All Rights Reserved.
Contract Management
Page 14 of 24

Contractor Company

FLUOR

CONTRACT PART II – COMMERCIAL TERMS
COST REIMBURSABLE
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0

Client Name: RoPower Nuclear S.A.
Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

may, at its discretion, withhold an amount from Contractor's payments. The amount withheld shall continue to be withheld until Contractor submits the reports required under the Contract.

7.14 Charges for labor shall be accompanied by Company-approved time sheets listing workers' names, position/classification, and straight time and overtime hours. Labor categories and rates must correspond to those set forth in Commercial Schedules C - All Inclusive Labor Rates.

7.15 Changes to the Work and/or additions must be incorporated into the Contract by way of an approved Contract modification before being incorporated into an invoice and submitted for payment. Where actual charges have not been agreed upon (i.e. when a modification has been issued on a "not to exceed" basis), and unless otherwise mutually agreed in writing, all charges shall be in accordance with Article 1.0 above.

7.16 All labor time reports shall be submitted within ten (10) days of the reporting period end for approval and signature by Company.

7.17 Contractor shall sign each invoice certifying that all Work covered by the invoice is complete and that the invoice is correct, authentic and the only one issued for the Work described therein.

7.18 As applicable, travel shall be reimbursed on a monthly basis or as periodically agreed upon between Company and Contractor. Travel and related expenses are deemed unallowable and will not be reimbursed by Company unless Contractor receives advanced approval from Company in writing.

7.19 Lender Requirements for invoicing and cost accounting require that separate time reports and invoices be submitted for Nuclear and Non-Nuclear work. This shall apply to both the monthly invoices for Support Labor and the Milestone Payment invoices for Engineering Labor. Contractor shall submit separate time reports for Nuclear and Non-Nuclear work so the time reports match both: (1) invoices to be submitted; and (2) final reconciliation of actual costs incurred, as described herein. Contractor shall refer to Contract Attachment G – Project Controls and Reporting for further guidance.

8.0 NOT USED

9.0 LIMITATION OF FUNDS

9.1 Contractor is required to provide written notification to Company when Contractor has reason to believe that the costs it expects to incur under this Contract in the next forty-five (45) days, when added to all costs previously incurred, will exceed seventy-five percent (75%) of the estimated, not guaranteed and not-to-exceed, Contract Price as stated in Article 1.0 Contract Price. The notice shall state the estimated date when the estimated,

Form 000.430.F0116C (Revision Date: 23Feb2017)
Copyright © 2017, Fluor Corporation. All Rights Reserved.
Contract Management
Page 15 of 24

Contractor Company

Client Name: RoPower Nuclear S.A. Project Name: SMR Romania Project Project Location: CONTRACT PART II – COMMERCIAL TERMS COST REIMBURSABLE Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 Form 000.430.F0116C (Revision Date: 23Feb2017) Copyright © 2017 Reserved. Contract Management Page 16 of 24 Contractor Company not guaranteed and not-to- of additional funds required to continue performance of the Work specified in Section 7.6 Milestone Payment Schedule. Contractor is not authorized and shall not incur cost in excess of the -to- without written modification from Company. Failure by Contractor to provide written notification upon reaching an incurred cost value of seventy-five percent (75%) of the Contract Price shall be at Contractor’s risk. 9.2 Contractor has the responsibility to notify Company prior to incurring any costs above and beyond those costs represented in this Contract. This notification shall be in writing transmitted to Company’s Contract Representative. Any costs incurred in excess of the total NTE Contract Price prior to receiving approval from Company shall not be considered reimbursable by Company. All changes shall be incorporated in writing via Contract Modification executed between both Parties.

FLUOR

CONTRACT PART II – COMMERCIAL TERMS
COST REIMBURSABLE
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0

Client Name: RoPower Nuclear S.A.
Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

COMMERCIAL SCHEDULES	SCHEDULE – A PRICING FOR INDIRECTS

NOT USED

END OF COMMERCIAL SCHEDULE – A

Form 000.430.F0116C (Revision Date: 23Feb2017)
Copyright © 2017, Fluor Corporation. All Rights Reserved.
Contract Management
Page 17 of 24

Contractor Company

FLUOR®

Client Name: RoPower Nuclear S.A.
Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

CONTRACT PART II – COMMERCIAL TERMS
COST REIMBURSABLE
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0

COMMERCIAL SCHEDULES
SCHEDULE – C
ALL INCLUSIVE LABOR RATES

Salary Grade	Position/Classification	2024 (Rate)	2025 (Rate)
2	Admin Support 1	$ [**]	$ [**]
3	Admin Support 2	$ [**]	$ [**]
4	Admin Support 3	$ [**]	$ [**]
4	Drafter 1	$ [**]	$ [**]
5	Admin Support 4	$ [**]	$ [**]
5	Drafter 2	$ [**]	$ [**]
5	Mechanical Designer	$ [**]	$ [**]
5	Project Coordinator 1	$ [**]	$ [**]
5	Project Specialist 1	$ [**]	$ [**]
5	Supply Chain 1	$ [**]	$ [**]
6	Admin Support 5	$ [**]	$ [**]
6	IT Specialist 1	$ [**]	$ [**]
6	Process Specialist 1	$ [**]	$ [**]
6	Technical Editor 2	$ [**]	$ [**]
7	Drafter 3	$ [**]	$ [**]
7	Process Specialist 2	$ [**]	$ [**]
7	Supply Chain 2	$ [**]	$ [**]
7	Technical Editor 3	$ [**]	$ [**]
7	Test Facility Technician	$ [**]	$ [**]
8	IT Specialist 2	$ [**]	$ [**]
8	IT System Support	$ [**]	$ [**]
8	Nuclear Supply Chain 2	$ [**]	$ [**]
8	Operator 2	$ [**]	$ [**]
8	Process Specialist 3	$ [**]	$ [**]
8	Project Manager 2	$ [**]	$ [**]
8	Project Specialist 2	$ [**]	$ [**]
8	Technical Editor 4	$ [**]	$ [**]
9	Admin Supervisor	$ [**]	$ [**]
9	Drafter 4	$ [**]	$ [**]
9	Manufacturing Engineer 2	$ [**]	$ [**]
9	Process Specialist 4	$ [**]	$ [**]
9	Supply Chain 3	$ [**]	$ [**]
9	Training Specialist	$ [**]	$ [**]

Form 000.430.F0116C (Revision Date: 23Feb2017)
Copyright © 2017, Fluor Corporation. All Rights Reserved.
Contract Management
Page 18 of 24

Contractor Company

FLUOR

CONTRACT PART II – COMMERCIAL TERMS
COST REIMBURSABLE
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0

Client Name: RoPower Nuclear S.A.
Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

COMMERCIAL SCHEDULES **SCHEDULE – C**
ALL INCLUSIVE LABOR RATES

Salary Grade	Position/Classification	2024 (Rate)	2025 (Rate)
10	Admin Manager 1	$ [**]	$ [**]
10	IT Specialist 3	$ [**]	$ [**]
10	Nuclear Supply Chain 3	$ [**]	$ [**]
10	Operator 3	$ [**]	$ [**]
10	Process Specialist 5	$ [**]	$ [**]
10	Project Manager 3	$ [**]	$ [**]
10	Project Specialist 3	$ [**]	$ [**]
10	Supervisor	$ [**]	$ [**]
11	Admin Manager 2	$ [**]	$ [**]
11	Admin Support 6	$ [**]	$ [**]
11	Manufacturing Engineer 3	$ [**]	$ [**]
11	Process Specialist 6	$ [**]	$ [**]
11	Supply Chain 4	$ [**]	$ [**]
11	Supply Chain Supervisor	$ [**]	$ [**]
12	Engineering Supervisor	$ [**]	$ [**]
12	IT Specialist 4	$ [**]	$ [**]
12	Manufacturing Engineer 4	$ [**]	$ [**]
12	Operator 4	$ [**]	$ [**]
12	Process Specialist 7	$ [**]	$ [**]
12	Program Manager	$ [**]	$ [**]
12	Project Manager 4	$ [**]	$ [**]
12	Project Specialist 4	$ [**]	$ [**]
12	Supply Chain 5	$ [**]	$ [**]
13	IT Specialist 5	$ [**]	$ [**]
13	Manager	$ [**]	$ [**]
13	Process Specialist 8	$ [**]	$ [**]
13	Project Specialist 5	$ [**]	$ [**]
13	Supply Chain 6	$ [**]	$ [**]
14	IT Manager	$ [**]	$ [**]
14	Licensing Manager	$ [**]	$ [**]
14	Principal Project Specialist	$ [**]	$ [**]
14	Project Manager 5	$ [**]	$ [**]
14	Senior Engineering Supervisor	$ [**]	$ [**]

Form 000.430.F0116C (Revision Date: 23Feb2017)
Copyright © 2017, Fluor Corporation. All Rights Reserved.
Contract Management
Page 19 of 24

Contractor Company

FLUOR®

CONTRACT PART II – COMMERCIAL TERMS
COST REIMBURSABLE
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0

Client Name: RoPower Nuclear S.A.
Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

COMMERCIAL SCHEDULES **SCHEDULE – C**
ALL INCLUSIVE LABOR RATES

Salary Grade	Position/Classification	2024 (Rate)	2025 (Rate)
14	Senior Program Manager	$ [**]	$ [**]
14	Supervisor, NSSS	$ [**]	$ [**]
14	Supply Chain Director	$ [**]	$ [**]
14	Supply Chain Manager	$ [**]	$ [**]
15	Operations Manager	$ [**]	$ [**]
15	Senior Engineering Manager	$ [**]	$ [**]
15	Senior Manager	$ [**]	$ [**]
16	Operations Director	$ [**]	$ [**]
17	Senior Director	$ [**]	$ [**]
E6	Engineer 1	$ [**]	$ [**]
E7	Engineer 2	$ [**]	$ [**]
E8	Engineer 3	$ [**]	$ [**]
E9	Engineer 4	$ [**]	$ [**]
E10	Engineer 5	$ [**]	$ [**]
E10	Engineering Program Manager	$ [**]	$ [**]
E11	Chief Engineer	$ [**]	$ [**]
IN	Engineering Intern	$ [**]	$ [**]
SAUG1	SAUG Placeholder	$ [**]	$ [**]
SAUG	Engineer	$ [**]	$ [**]
SAUG	Senior Engineer	$ [**]	$ [**]
SAUG	Principal Engineer	$ [**]	$ [**]
SAUG	Certrec Support	$ [**]	$ [**]

END OF COMMERCIAL SCHEDULE – C

Form 000.430.F0116C (Revision Date: 23Feb2017)
Copyright © 2017, Fluor Corporation. All Rights Reserved.
Contract Management
Page 20 of 24

Contractor Company

Client Name: RoPower Nuclear S.A. Project Name: SMR Romania Project Project Location: CONTRACT PART II – COMMERCIAL TERMS COST REIMBURSABLE Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 COMMERCIAL SCHEDULES SCHEDULE – D EQUIPMENT RATES Form 000.430.F0116C (Revision Date: 212Feb2017) Copyright © 2017 Contract Management Page 21 of 24 Contractor Company NOT USED END OF COMMERCIAL SCHEDULE – D

FLUOR®

Client Name: RoPower Nuclear S.A.
Project Name: SMR Romania Project
Project Location: Doiceşti, Romania

CONTRACT PART II – COMMERCIAL TERMS
COST REIMBURSABLE
Contract No.: R1MA-P2-OFS-90-K200
Rev. No.: 0

COMMERCIAL SCHEDULES **SCHEDULE – E**
LIST OF SUBCONTRACTORS

The following is a detailed list of the subcontractors proposed for the Work.

Once Company has given its non-objection, the subcontractors listed below shall not be changed except with Company's prior written approval.

Where the use of subcontractors is indicated as a condition of bid, such non-objection will be deemed to have been given at contract award. Otherwise, Contractor shall seek Company's non-objection for all subcontractors, even those listed herein.

Subcontractor	Description of Work	Union or Trade Affiliation, if any	✓ if the use of this subcontractor is a bid condition
Doosan Enerbility	CDRM, NPM		
Target Rock – Curtiss-Wright EMS	NPM Valves		
Trillium Flow Technologies	NPM Valves		
Paragon	I&C		
PAR Systems	Reactor Building Crane		
ATS Automation	MAEB		
Framatome	Fuel Assemblies and Core Components, PZR Heaters, Fuel Handling and Storage Racks		
Conval Inc.	NPM Valves		✓
Walter Tosto	NPM		✓
Sarens	NPM Transportation		✓

1. Percentage of Work performed by Contractor's own forces: 91.5 %

2. Percentage of Work performed by subcontractors: 8.5 %

3. Company reserves the right to request financial information and work experience histories of the proposed subcontractors.

END OF COMMERCIAL SCHEDULE – E

Form 000.430.F0116C (Revision Date: 212Feb2017)
Copyright © 2017, Fluor Corporation. All Rights Reserved.
Contract Management
Page 22 of 24

Contractor Company

Client Name: RoPower Nuclear S.A. Project Name: SMR Romania Project Project Location: CONTRACT PART II – COMMERCIAL TERMS COST REIMBURSABLE Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 COMMERCIAL SCHEDULES SCHEDULE – F MATERIAL SUPPLIERS Form 000.430.F0116C (Revision Date: 212Feb2017) Copyright © 2017 Contract Management Page 23 of 24 Contractor Company NOT USED END OF COMMERCIAL SCHEDULE – F

Client Name: RoPower Nuclear S.A. Project Name: SMR Romania Project Project Location: CONTRACT PART II – COMMERCIAL TERMS COST REIMBURSABLE Contract No.: R1MA-P2-OFS-90-K200 Rev. No.: 0 COMMERCIAL SCHEDULES SCHEDULE – G SMALL TOOLS / EXPENDABLE / CONSUMABLE / SAFETY SUPPLY LIST Form 000.430.F0116C (Revision Date: 23Feb2017) Copyright © 2017 Contract Management Page 24 of 24 Contractor Company NOT USED END OF COMMERCIAL SCHEDULE – G END OF PART II – COMMERCIAL TERMS